UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. __)

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☐	Soliciting Material under §240.14a-12

Rocky Mountain Chocolate Factory, Inc.

(Name of Registrant as Specified In Its Charter)

AB VALUE PARTNERS, LP

AB VALUE MANAGEMENT LLC

BRADLEY RADOFF

ANDREW T. BERGER
RHONDA J. PARISH
MARK RIEGEL
SANDRA ELIZABETH TAYLOR

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AB Value Partners, LP, AB Value Management LLC (together with AB Value Partners, LP, “AB Value”), Bradley Radoff, Andrew T. Berger, Rhonda J. Parish, Mark Riegel and Sandra Elizabeth Taylor filed a definitive proxy statement and accompanying BLUE proxy card with the Securities and Exchange Commission on September 13, 2021, to be used to solicit votes for the election of their slate of highly-qualified director nominees at the 2021 annual meeting of shareholders (including any other meeting of shareholders held in lieu thereof, and adjournments, postponements, reschedulings or continuations thereof, the “Annual Meeting”) of Rocky Mountain Chocolate Factory, Inc., a Delaware corporation, and for the approval of a business proposal to be presented at the Annual Meeting.

On September 20, 2021, AB Value issued a press release, a copy of which is filed as Exhibit 1.

Also on September 20, 2021, AB Value issued a supplemental investor presentation, a copy of which is filed herewith as Exhibit 2.

Exhibit 1

Concerned Shareholders of Rocky Mountain Comment on the Board’s Last-Minute Attempt

to Circumvent the Shareholder Franchise

Believes Announced Board Contraction Raises Substantial Questions About Mismanagement, Entrenchment and Fiduciary Duties

Vote the BLUE Card to Elect the Concerned Shareholders of Rocky Mountain’s Director Candidates

WESTFIELD, N.J.--(BUSINESS WIRE)--AB Value Management LLC, collectively with its affiliates (“AB Value”), and the other participants in this solicitation (collectively, the “Concerned Shareholders of Rocky Mountain”) representing approximately 14.59% of the outstanding shares of Rocky Mountain Chocolate Factory, Inc. (NASDAQ: RMCF) (the “Company”), today remarked on the Company’s latest entrenchment maneuver—a reduction to the size of its Board of Directors (the “Board”) approximately two weeks before the Company’s 2021 Annual Meeting of Shareholders (the “2021 Annual Meeting”).

The Concerned Shareholders of Rocky Mountain were startled to learn that the Board decided to shrink the number of Board seats up for election from seven to six in reaction to the recent vacancy created by Mary Kennedy Thompson’s resignation from the Board. The group strenuously objects to the Board’s unilateral decision approximately two weeks before the annual shareholder vote. The Concerned Shareholders of Rocky Mountain believe that, facing a potential loss of an incumbent majority of director seats, the Board chose desperation over proper governance. The Board should have waited for the shareholders, the true owners of the Company, to vote at the 2021 Annual Meeting and decide what should happen with the vacant seat.

“We cannot comprehend how a self-described ‘best-in-class’ Board can justify cutting the number of director seats up for contested election, particularly just about two weeks away from the 2021 Annual Meeting,” commented Andrew T. Berger, Managing Member of AB Value. “We believe that despite the Board’s excuse for its decision, shareholders know the likely real reason and motivation— preventing the Concerned Shareholders of Rocky Mountain from winning Board seats.”

This latest decision seems to continue the Company’s long history of poor corporate governance practices, which include: a) willingness to deploy extreme measures such as delaying the annual meeting date and requiring a court order to restrict further postponement, b) maintaining a ten-year poison pill without shareholder approval, and then failing to include its removal on the most recent proxy, c) administering questionable compensation governance and oversight as evidenced by consistent low vote support, and d) adopting a reluctant and reactionary approach to board refreshment which has been sparingly achieved through shareholder settlements and strategic partnership agreements. Given this history, we believe that the incumbent Board hopes to find a director supportive of its side and likely avoid the accountability associated with having highly-qualified independent directors that prioritize shareholders’ interests and resist the status quo.

Inconsistent with the Company’s claims of “good faith engagement with AB Value,” the Company never reached out to the Concerned Shareholders of Rocky Mountain to see if one of their nominees would agree to serve on both slates when a vacancy was created. The Concerned Shareholders of Rocky Mountain are perplexed as to why the Board did not ask to include one of the group’s four highly-qualified nominees, particularly after acknowledging that at least one of the group’s nominees, Mark Riegel, was among the finalists previously and “seriously considered” by the Special Committee of the Board. The Concerned Shareholders of Rocky Mountain believe that the only thing shareholders can know for sure from the Company’s recent calls for “refreshment” and newfound commitment to governance is that the Company wants the Board, and not shareholders, to decide who leaves and who joins the Board.

Ultimately, this Board contraction tactic disenfranchises shareholders and is a poor substitute compared to the option of genuine, immediate change. We strongly encourage shareholders to act now and vote FOR the Concerned Shareholders of Rocky Mountain’s four candidates—Andrew T. Berger, Mark Riegel, Sandra Elizabeth Taylor and Rhonda J. Parish—on the BLUE proxy card and discard any white proxy card received from the Company.

Important Additional Information

AB Value Partners, LP and AB Value Management LLC, Andrew T. Berger, Bradley Radoff, Rhonda J. Parish, Mark Riegel, and Sandra Elizabeth Taylor (collectively, the “Participants”) have filed a definitive proxy statement and an accompanying BLUE proxy card with the SEC to solicit proxies from shareholders of the Company for use at the 2021 Annual Meeting. THE PARTICIPANTS STRONGLY ADVISE ALL SHAREHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Such proxy materials are available at no charge on the SEC’s website at http://www.sec.gov. In addition, the Participants in this proxy solicitation will provide copies of the proxy statement without charge, upon request. Requests for copies should be directed to the Participants’ proxy solicitor.

Certain Information Regarding the Participants

The Participants in the proxy solicitation are: AB Value Partners, LP, AB Value Management LLC, Andrew T. Berger, Bradley Radoff, Rhonda J. Parish, Mark Riegel, and Sandra Elizabeth Taylor. As of the date hereof, AB Value Partners, LP directly owns 224,855 shares of common stock, $0.001 par value per share of the Company (“Common Stock”). As of the date hereof, AB Value Management LLC directly owns 235,334 shares of Common Stock. As of the date hereof, Mr. Radoff directly owns 433,624 shares of Common Stock. As of the date hereof, none of Mr. Berger, Ms. Parish, Mr. Riegel, or Ms. Taylor directly own any shares of Common Stock.

Contacts

John Glenn Grau
InvestorCom LLC
(203) 295-7841

Exhibit 2

THE CONCERNED SHAREHOLDERS OF

ROCKY MOUNTAIN CHOCOLATE FACTORY

AB Value Partners, LP &
AB Value Management LLC
Bradley Radoff

Proxy Contest to Change Leadership at Rocky Mountain Chocolate Factory, Inc.

Immediate Change is Necessary

The views expressed in this presentation (this “Presentation”) represent the opinions of AB Value Partners, LP and/or certain of its affiliates (collectively, “AB Value”) and the other participants in this solicitation (collectively, the “Concerned Shareholders of Rocky Mountain”) that hold shares in Rocky Mountain Chocolate Factory, Inc . (“RMCF” or the “Company”) . The Presentation is for informational purposes only, and it does not have regard to the specific investmen t objective, financial situation, suitability or particular need of any specific person who may receive the Presentation and should not be taken as advice on the merits of any investment decision . The views expressed in this Presentation represent the opinions of Concerned Shareholders of Rocky Mountain and are based on publicly available information and the Concerned Shareholders of Rocky Mountain’s analyses . Certain financial information and data used in this Presentation have been derived or obtained from filings made with the Securities and Exchange Commission (the “SEC”) by the Company or other companies that the Concerned Shareholders of Rocky Mountain considers comparable, as well as from third party sources . The Concerned Shareholders of Rocky Mountain have not sought or obtained consent from any third party to use any statements or information indicated in this Presentation as having been obtained or derived from a third party . Any such statements or information should not be viewed as indicating the support of such third party for the views expressed in this Presentation . Information contained in this Presentation has not been independently verified by the Concerned Shareholders of Rocky Mountain . The Concerned Shareholders of Rocky Mountain shall not be responsible or have any liability for any misinformation contained in any third - party SEC filing or third - party report relied upon in good faith by the Concerned Shareholders of Rocky Mountain that is incorporated into this Presentation . The Concerned Shareholders of Rocky Mountain disclaim any obligation to correct or update this Presentation or to otherwise provide any additional materials . The Concerned Shareholders of Rocky Mountain recognize that the Company may possess confidential information that could lead it to disagreewith the Concerned Shareholders of Rocky Mountain’s views and/or conclusions . The Concerned Shareholders of Rocky Mountain currently beneficially own, and/or have an economic interest in, shares of the Company . The Concerned Shareholders of Rocky Mountain are in the business of investing in securities . The Concerned Shareholders of Rocky Mountain may buy or sell or otherwise change the form or substance of any of their investments in any manner permitted by law and expressly disclaims any obligation to notify any recipient of this Presentation of any such changes . There may be developments in the future that cause the Concerned Shareholders of Rocky Mountain to engage in transactions that change their beneficial ownership and/or economic interest in the Company . The securities or investment ideas listed are not presented in order to suggest or show profitability of any or all transactions . Under no circumstances is this Presentation to be used or considered as an offer to sell or a solicitation of an offer to buy any security . This document is the property of the Concerned Shareholders of Rocky Mountain and may not be published or distributed without the express written consent of the Concerned Shareholders of Rocky Mountain . All registered or unregistered service marks, trademarks and trade names referred to in this Presentation are the property of their respective owners, and the Concerned Shareholders of Rocky Mountain’s use herein does not imply an affiliation with, or endorsement by, the owners of these servicemarks, trademarks and trade names . The information herein contains “forward - looking statements . ” Specific forward - looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” “forecasts,” “seeks,” “could,” “should” or the negative of such terms or other variations on such terms or comparable terminology . Similarly, statements that describe our objectives, plans or goals are forward - looking . Forward - looking statements are subject to various risks and uncertainties and assumptions . There can be no assurance that any idea or assumption herein is, or will be proven, correct . If one or more of the risks or uncertainties materialize, or if the Concerned Shareholders of Rocky Mountain’s underlying assumptions prove to be incorrect, the actual results may vary materially from outcomes indicated by these statements . Accordingly, forward - looking statements should not be regarded as a representation by the Concerned Shareholders of Rocky Mountain that the future plans, estimates or expectations contemplated will ever be achieved . Important Additional Other Information AB VALUE PARTNERS, LP, AB VALUE MANAGEMENT LLC, BRADLEY RADOFF, ANDREW T . BERGER, RHONDA J . PARISH, MARK RIEGEL, AND SANDRA ELIZABETH TAYLOR FILED A DEFINITIVE PROXY STATEMENT AND ACCOMPANYING BLUE PROXY CARD WITH THE SEC TO BE USED TO SO LICIT VOTES AT THE 2021 ANNUAL MEETING OF SHAREHO LDERS (INCLUDING ANY OTHER MEETING OF SHAREHOLDERS HELD IN LIEU THEREOF, AND ADJOURNMENTS, POSTPONEMENTS, RESCHEDULINGS OR CONTINUATIONS THEREOF, THE “ANNUAL MEETING”) OF THE COMPANY . THE CONCERNED SHAREHOLDERS OF ROCKY MOUNTAIN STRONGLY ADVISE ALL STOCKHOLDERS OF THE COMPANY READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION . SUCH PROXY MATERIALS ARE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT HTTP : //WWW . SEC . GOV . IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST . REQUESTS FOR COPIES SHOULD BE DIRECTED TO INVESTORCOM LLC . The Participants in the proxy solicitation are : AB Value Partners, LP, AB Value Management LLC, Andrew T . Berger, Bradley Radoff, Rhonda J . Parish, Mark Riegel and Sandra Elizabeth Taylor . As of the date hereof, AB Value Partners, LP directly owns 224 , 855 shares of common stock, $ 0 . 001 par value per share of the Company (“Common Stock”) . As of the date hereof, AB Value Management LLC beneficially owns 460 , 189 shares of Common Stock, 235 , 334 of which are held in a managed account . As of the date hereof, Mr . Radoff directly owns 433 , 624 shares of Common Stock . As of the date hereof, none of Mr . Berger, Ms . Parish, Mr . Riegel, or Ms . Taylor directly own any shares of Common Stock . D I S C L A I M E R

3 THE CONCERNED SHAREHOLDERS OF A B V al u e P a r t n e r s , L P & A B V a l u e M a n a g e m e n t LL C B r a d l ey R a d o f f Executive Summary Need for Immediate Change Shareholders' Plan Nominees Best Suited to Effect Change Shareholder Call to Action Appendix

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

Why We Are Here

- Rocky Mountain Chocolate Factory, Inc. (RMCF or the Company) has pursued a strategy resulting in underperforming Total Shareholder Returns (TSR)[1] on a 1-, 3-, 5-, and 10-year basis, declining margins, contracting revenues, and deteriorating profitability across all major segments

- This failed strategy was effected by a Board presently lacking relevant outside expertise and deficient in the core competencies of franchising, confectionary manufacturing/operations and retailing – all while administering poor governance and oversight

- The Company's struggles have been compounded by poor management and failed execution of acquisitions and partnership strategies due to an inferior understanding of terms and an inability to correct course

- The 2019 cooperation agreement between RMCF and AB Value Management LLC (together with AB Value Partners, LP, AB Value) led to isolation of elected nominees Andrew T. Berger and Mary K. Thompson – their ideas and recommendations for change were ignored despite them having a clear shareholder mandate after each won 85% vote support at the 2020 Annual Meeting (average support for other incumbent directors was 62%)[2]

- In the first two months of his first and only public directorship, we believe that Rahul Mewawalla has been hoisted to the Chairmanship role by entrenched incumbent directors where he has undermined previous consent negotiations with AB Value, usurped the authority of the Nominating Committee through the use of a special committee, and unilaterally attempted to silence shareholder dissent with intimidation[3]

- The Board consistently demonstrates an antagonistic relationship with proper corporate governance, including the retention of a non-shareholder approved poison pill with an uncommon and excessive term of 10 years

- 100% of Board refreshment occurred in direct reaction to activist pressure and shareholder settlements

- The only way to reverse course is to join the Concerned Shareholders of Rocky Mountain Chocolate Factory to implement immediate and necessary change

1. Total Shareholder Return or TSR is defined as the total accumulated percentage return with adjustments made for dividends (reinvested), splits, and spinoffs per FactSet
2. Form 8-K filed January 9, 2020
3. Press Release filed August 3, 2021

4

Executive Summary Appendix N ee d f o r I mm e d i a t e C h a n g e S h a r e h o l d e r s ’ P l a n N o m i n ee s B e s t S u i te d t o E f f e c t C h a n g e S h a r e h o l d e r C a l l t o A c t i o n What Shareholders Should Know – We have the Right People and the Right Strategy x A B V a lue in v e st e d in x RMCF because we love the brand and believe in its future x We visited over 100 stores and met with dozens of current and former employees, customers and store managers It is clear that RMCF’s management and the Board have failed to execute a turnaround strategy for the business x Mr. Bryan Merryman wears too many hats, serving as the CEO, COO, CFO, Treasurer and Director x We believe that RMCF can be a growth company x For that, it needs a new vision and strategy; unlike RMCF nominees who lack relevant experience and skillset, our slate of highly qualified nominees have a plan to revitalize RMCF x With the right governance and new leadership at the Board level, we can restore growth at RMCF x Support the turnaround at RMCF by voting FOR our nominees on the BLUE proxy card P e r f o r m an c e a t a G l a n ce Key Data Points P e r f o r m a n c e ( 201 5 - 202 0 p r e - C O V I D - 19) Revenue 23% Operating Income 77% Adj. Factory Gross Margin 700bps Total Shareholder Return 50% in last 10 years vs. 409% for Hershey (HSY), 95% for Tootsie Roll (TR), 634% for John Sanfilippo (JBSS) and 268% for Russell 3000* Re t u r n o n I n v e s t e d C a p i t a l 5% in FY20 – below RMCF's cost of capital 5 * S o u r c e : F a c t S et, T o t a l S h a r e h o l d er R et u r n ( T S R ) d a t a t h r o u g h F e b r u a r y 18 , 202 0 ( p r e - C o v i d )

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

No Real Board Refreshment Prior to AB Value's Campaign in 2019


$20
$16
$12
$8
$4
$0
Dec-16
Sep-17
May-18
Jan-19
Sep-19
May-20
Jan-21
Sep-21
10-Apr-2017: Appointed Brett P. Seabert to the Company's Board
26-Feb-2019: Promoted Bryan J. Merryman as CEO and Chairman
20-Dec-2019: Entered into a strategic alliance with Edible Arrangements*
30-Dec-2019: Clyde Wm. Engle resigned from the Board
9-Jan-2020: Andrew Berger, Mary Kennedy Thompson, Tariq Farid elected to the Company's Board
22-Jul-2021: Seperated Chairperson and CEO roles
26-Jul-2021: Scott G. Capdevielle resigned from the Company's Board
02-Aug-2021: Elected Rahul Mewawalla as Chairperson
09-Aug-2021: Franklin Crail retires from the Company's Board
12-Aug-2021: Announced a cooperation agreement with Global Value Investment Corp (GVIC) and appointed Jeffrey R. Geygan to the Company's Board
30-Aug-2021: Company nominated Elisabeth Charles and Gabriel Arreaga, for the 2021 shareholder meeting
20-Jan-2021: Tariq Farid resigned from the Board
18-Jun-2021: Appointed Rahul Mewawalla to serve as a director
24-Jun-2021: GVIC nominated five candidates for election to the Company's Board

* Edible Arrangements transaction was forced through the Board approval process for which Andrew Berger and Mary Thompson were only granted observer rights. Neither Andrew nor Mary voted for the strategic partnership.

6

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

AB Value's push for further board changes prompted recent run-up in RMCF stock


$12
$10
$8
$6
$4
$2
$0
Jan-20
Mar-20
Jun-20
Sep-20
Dec-20
Mar-21
Jun-21
Sep-21
16-Aug-2021: RMCF announced potential engagement of Spencer Stuart to conduct a CEO search
Cooperation agreement with GVIC announced
08-Jun-2021: GVIC proposed a tender offer to purchase up to 30% of the Company's shares at $8.30/share
1Q'22 earnings announcement
17-Jun-2021: AB Value disclosed intent to renew discussions with RMCF regarding desired changes to the Board's composition, structure, management and strategy
3Q'20 results announcement
FY'20 earnings announcement
1Q'21 earnings announcement
2Q'21 earnings announcement
3Q'21 earnings announcement
FY'21 earnings announcement

7

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

We are an Accomplished Slate of Investor Nominees with Trusted Credentials

Nominees	 Sandra Elizabeth Taylor	 Rhonda J. Parish	 Mark Riegel	 Andrew T. Berger
Food Industry Experience	Starbucks; D·E Master Blenders 1753	Ruby Tuesday; Denny's; Einstein Noah Restaurant Group, Inc.	FroDo Baking Company; Ferrara Candy Company; Russell Stover; Kraft	Rocky Mountain Chocolate Factory; Cosi
Other Professional Experience	Sustainable Business International; Kodak; ICI; european american chamber of commerce new york	Walmart Save money. Live better.; U.S. Chamber of Commerce; The Charles Lea Center	U.S. Army	ImageSensing systems; Value Line

8

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

Vote the Blue Proxy Card

THE CONCERNED SHAREHOLDERS OF ROCKY MOUNTAIN RECOMMEND A VOTE "FOR" THE NOMINEES LISTED IN PROPOSAL 1, "FOR" PROPOSAL 2, "AGAINST" PROPOSAL 3 AND "FOR" PROPOSAL 4

1. THE CONCERNED SHAREHOLDERS OF ROCKY MOUNTAIN'S PROPOSAL TO ELECT DIRECTORS:

		FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL NOMINEES EXCEPT WRITTEN BELOW
Nominees:	**Andrew T. Berger** **Rhonda J. Parish** **Mark Riegel** **Sandra Elizabeth Taylor** **Mary Kennedy Thompson**	[✓]	[ ]	[ ]

2. COMPANY'S PROPOSAL TO RATIFY THE SELECTION OF PLANTE & MORAN PLLC AS THE COMPANY'S REGISTERED PUBLIC ACCOUNTING FIRM:

FOR	AGAINST	ABSTAIN
[✓]	[ ]	[ ]

3. COMPANY'S PROPOSAL TO APPROVE THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS:

FOR	AGAINST	ABSTAIN
[ ]	[✓]	[ ]

4. THE CONCERNED SHAREHOLDERS OF ROCKY MOUNTAIN'S PROPOSAL TO REDEEM PREVIOUSLY ISSUED POISON PILLS AND REQUIRE STOCKHOLDER APPROVAL OF POISON PILLS:

FOR	AGAINST	ABSTAIN
[✓]	[ ]	[ ]

9

THE CONCERNED SHAREHOLDERS OF A B V al u e P a r t n e r s , L P & A B V a l u e M a n a g e m e n t LL C B r a d l ey R a d o f f Executive Summary Need for Immediate Change Shareholders' Plan Nominees Best Suited to Effect Change Shareholder Call to Action Appendix 10

11 N ee d For I mm e dia t e C han g e - TSR and Financial Underperformance

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

Prior to AB Value's Involvement, RMCF Sustained Prolonged Periods of Underperformance


1-YEAR TSR
400%
350%
300%
250%
200%
150%
100%
50%
0%
(50%)
43%
38%
25%
(12%)
12%
11%
3%
TR
HSY
JBSS
RMCF
Russell 3000
S&P500 - Food Beverage & Tobacco
S&P Small Cap 600 - Food Products


3-YEAR TSR
51%
37%
26%
12%
49%
29%
13%
HSY
JBSS
TR
RMCF
Russell 3000
S&P Small Cap 600 - Food Products
S&P500 - Food Beverage & Tobacco


5-YEAR TSR
292%
73%
47%
3%
71%
52%
47%
JBSS
TR
HSY
RMCF
Russell 3000
S&P500 - Food Beverage & Tobacco
S&P Small Cap 600 - Food Products


10-YEAR TSR
1889%
346%
159%
145%
342%
324%
286%
JBSS
HSY
TR
RMCF
S&P Small Cap 600 - Food Products
Russell 3000
S&P500 - Food Beverage & Tobacco

Source: FactSet, TSR as of April 26, 2019; see Appendix for details on S&P500 Small Cap 600 – Food Products and S&P500 Food Beverage & Tobacco

12

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

RMCF Consistently Underperformed Before COVID-19


1-YEAR TSR
450%
400%
350%
300%
250%
200%
150%
100%
50%
0%
(50%)
50%
HSY
17%
JBSS
(0%)
TR
(1%)
RMCF
22%
Russell 3000
21%
S&P500 - Food Beverage & Tobacco
(1%)
S&P Small Cap 600 - Food Products


3-YEAR TSR
61%
HSY
44%
JBSS
1%
TR
(15%)
RMCF
49%
Russell 3000
20%
S&P Small Cap 600 - Food Products
18%
S&P500 - Food Beverage & Tobacco


5-YEAR TSR
184%
JBSS
71%
HSY
30%
TR
(27%)
RMCF
74%
Russell 3000
48%
S&P500 - Food Beverage & Tobacco
45%
S&P Small Cap 600 - Food Products


10-YEAR TSR
634%
JBSS
409%
HSY
95%
TR
50%
RMCF
268%
Russell 3000
226%
S&P500 - Food Beverage & Tobacco
220%
S&P Small Cap 600 - Food Products

Source: FactSet, TSR as of February 18, 2020 (pre COVID-19)

13

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

Bryan Merryman has Failed to Deliver as the CEO

Bryan Merryman's CEO tenure until pre-COVID

Bryan Merryman's CEO's tenure until AB Value's 2nd Intent to Nominate


26-Feb-19 to 18-Feb-20 TSR
100%
75%
50%
25%
0%
(25%)
(50%)
48%
21%
(3%)
(5%)
22%
21%
1%
HSY
JBSS
TR
RMCF
Russell 3000
S&P500 - Food Beverage & Tobacco
S&P Small Cap 600 - Food Products


26-Feb-19 to 17-Jun-21 TSR
66%
53%
(0%)
(35%)
59%
34%
22%
HSY
JBSS
TR
RMCF
Russell 3000
S&P500 - Food Beverage & Tobacco
S&P Small Cap 600 - Food Products

Source: FactSet

14

Executive Summary Nee d f or I mme d i a t e C h a n g e S h a r e h o l d e r s ’ P l a n Nominees Best Suited to Effect Change S h a r e h o l d e r C a l l t o A c t i o n Appendix RMCF has Pursued the Same Failed Strategy for Years (Pre - COVID - 19) » RMCF has pursued a strategy that has resulted in revenue loss, declining p r o f it s , a nd contracting margins » RMCF has failed to develop and execute a c o n v i nc i n g s t r a t e g y t o s t a b ili z e or g r ow the business » F a il u r e t o f o r mu l a t e a turnaround s t r a t e gy o c cu r r e d while the Board lacked relevant experience and skill - set $41.5M $9 . 5 M 13 . 9% $31 . 8 M $7 . 1 M 4 . 4 % F Y 201 5 FY 2020 (Pre - COVID) S o u r c e : R M C F F i l i n g s 15

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

RMCF's Strategy has Resulted in Declining Revenue and Profits


$MN
Revenue
23%
$40.5
$38.3
$38.1
$34.5
$31.8
FY15
FY16
FY17
FY18
FY19
FY20


$MN
Adj. EBITDA
31%
$9.0
$8.2
$7.8
$7.1
$5.5
$6.2
FY15
FY16
FY17
FY18
FY19
FY20


Operating Income
77%
$6.0
$3.7
$5.2
$3.0
$1.4
FY15
FY16
FY17
FY18
FY19
FY20


Net Income
74%
$3.9
$4.4
$3.5
$3.0
$2.2
$1.0
FY15
FY16
FY17
FY18
FY19
FY20

Source: RMCF Filings

16

Executive Summary Nee d f or I mme d i a t e C h a n g e S h a r e h o l d e r s ’ P l a n Nominees Best Suited to Effect Change S h a r e h o l d e r C a l l t o A c t i o n Appendix The Revenue Decline is Across ALL Major Reported Segments 24% 23% S o u r c e : R M C F F i l i n g s 17

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

Both Revenue and Segment Profits have Consistently Declined


Manufacturing
$MN
$30
$25
$20
$15
$10
$5
$0
$25.9
$21.5
$7.0
$4.0
FY15 Revenue
FY20 Revenue
FY15 Segment Profit
FY20 Segment Profit


Franchising
$MN
$6.0
$5.5
$2.8
$2.5
FY15 Revenue
FY20 Revenue
FY15 Segment Profit
FY20 Segment Profit


U-Swirl
$MN
$30
$25
$20
$15
$10
$5
$0
$7.5
$3.7
($0.2)
$0.5
FY15 Revenue
FY20 Revenue
FY15 Segment Profit
FY20 Segment Profit


Retail
$2.1
$1.1
($0.1)
$0.0
FY15 Revenue
FY20 Revenue
FY15 Segment Profit
FY20 Segment Profit

Source: RMCF Filings

18

Executive Summary Nee d f or I mme d i a t e C h a n g e S h a r e h o l d e r s ’ P l a n Nominees Best Suited to Effect Change S h a r e h o l d e r C a l l t o A c t i o n Appendix RMCF has Failed to Keep up with Competitors and has Missed Market Growth Opportunities 19 x Roughly one - third of consumers increased their chocolat e consumption as a result of COVID - 19 Competitor FY2019 FY2020 $13 . 4 b illi on $14 . 5 b illi o n 3 C h o c o l a t e s a l e s o n l y $8 . 2 b illi on $8 . 2 b illi on x The chocolate market is expected to surpass $20 billion by 2025 1 Source: 1. Food Dive Article 2. C a nd y Indu s t r y A r t i c l e 3. F e rr a r o C o r p o r a t e W e b s i t e x IRI’s data show gift box chocolate generated just over $317 million in the 52 weeks ending June 13, up 12.9% from a year ago 2 x Chocolate sales grew 4.2% during the pandemic 1 H e r s h e y – T o t a l R e v e nu e ( $ B n )

20 N ee d For I mm e dia t e C han g e - Strategy Failures

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

RMCF has Pursued the Same Strategy for Years Expecting a Different Outcome

Strategy	2015 10-K	2020 10-K	2021 10-K
Unit Growth	*We continue to pursue unit growth opportunities, despite the difficult financing environment for our concepts,* in locations where we have traditionally been successful	*We continue to pursue unit growth opportunities, despite the difficult financing environment for our concepts,* especially as a result of the COVID-19 pandemic, in locations where we have traditionally been successful	*We continue to pursue unit growth opportunities, despite the difficult financing environment for our concepts,* especially as a result of the COVID-19 pandemic, in locations where we have traditionally been successful
Franchisee Sourcing and Selection	*The majority of new franchises are awarded to persons referred* [to us] *by existing franchisees, to interested consumers who have visited Rocky Mountain Chocolate Factory stores and to existing franchisees. We also advertise for new franchisees in national and regional newspapers as suitable potential store locations come to our attention. Franchisees are approved by us on the basis of the applicant's net worth and liquidity, together with an assessment of work ethic and personality compatibility with our operating philosophy.*	*The majority of new franchises are awarded to persons referred to us by existing franchisees, to interested consumers who have visited one of our domestic franchise locations and to existing franchisees. We also advertise for new franchisees in national and regional newspapers as suitable potential store locations come to our attention. Franchisees are approved by us on the basis of the applicant's net worth and liquidity, together with an assessment of work ethic and personality compatibility with our operating philosophy.*	*The majority of new franchises are awarded to persons referred to us by existing franchisees, to interested consumers who have visited one of our domestic franchise locations and to existing franchisees. We also advertise for new franchisees in national and regional newspapers as suitable potential store locations come to our attention. Franchisees are approved by us on the basis of the applicant's net worth and liquidity, together with an assessment of work ethic and personality compatibility with our operating philosophy.*

Source: RMCF's Annual Report on Form 10-K filed with the SEC on May 27, 2015
RMCF's Annual Report on Form 10-K filed with the SEC on May 29, 2020
RMCF's Annual Report on Form 10-K filed with the SEC on June 01, 2021

21

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

Broken Promises – Store Footprint

What Shareholders were Promised…

3Q 2018 Earnings Call
I was wondering about the 2018 strategy to improve the EBITDA and the revenues. Is there a succinct strategy going forward that you have developed based on 2017?

Bryan J. Merryman (Chief Financial Officer, Chief Operating Officer)
We will expect to continue to increase our sales outside of our system. And we really have to figure out a way to grow our system, our domestic system, Rocky Mountain Chocolate Factory stores.

And so in fiscal 2019, we're going to be considering some things that we have not done in the past and that includes acquisition of key market stores from franchisees. If that opportunity presents itself, for instance we have a key market with a key store where the company is likely to obtain that store back from the franchisee that will free us up to hopefully either find a sophisticated operator to expand in that market or have the company actually finance an expansion for an existing operator or do the expansion itself. We're in a position to consider actually possibly doing company-owned stores or financing franchisees to encourage the build out of additional stores. So next fiscal year there's going to be resources allocated to doing some things we haven't done in the past, and hopefully that will help us grow our base of stores.

4Q 2017 Earnings Call
if we were to look back five years from now, what in particular should we as shareholders look to measure whether or not the goals for the company were achieved?

Franklin E. Crail (Chairman & Chief Executive Officer)
I think longer term, we need to open more domestic Rocky Mountain Chocolate Factory franchise stores, and we've been evaluating a number of ways to help that happen, and I think that's critical to our future. Over the last five years, we have not been opening as much domestically as we would like. We have had some international success, some ups and downs, but had some success growing there.

And so I think we need to accelerate our domestic franchise openings for sure. We need to continue to grow our sales outside of our system. This year was definitely a setback, and for the first time in a number of years, specialty market sales, as we term them, are down this year over last year. It's the first time that that's happened in the last five years. We would expect going forward that we would see year-over-year increases there, we like to see a – like I said an acceleration in the domestic franchise openings, continued international growth, but we definitely need to get the company's top line going and we're doing everything we can to try to make that happen.

3Q 2017 Earnings Call
Okay. So, it sounds like the view of the yogurt business is changing, if you're kind of signaling, that's going to be a diminishing part of the company. I wonder with the balance sheet being pretty strong, what your view of acquisitions is if that's the strategy that will prosecute here or just the opportunistic or do you have any thoughts on that – on the broader growth by acquisition category?

Franklin E. Crail (Chairman & Chief Executive Officer)
That's really not our focus right now. Our focus really is to try to grow our franchise system, really try to grow what we call specialty markets and that's just sales outside of our franchise system as well as to grow internationally, that's our focus right now. We have looked at acquisitions in the past and has identified a couple of companies, which sit well with Rocky Mountain, but there is no discussions going on right now. That could happen in the future depending on the relationship between Rocky Mountain Chocolate Factory and those companies. So that could change, but that's not our focus right now. It could become our focus in the future again. We'll see how this strategy plays out.

22

Executive Summary Nee d f or I mme d i a t e C h a n g e S h a r e h o l d e r s ’ P l a n Nominees Best Suited to Effect Change S h a r e h o l d e r C a l l t o A c t i o n Appendix Broken Promises – Store Footprint (contd.) Stores open as of year end FY15 FY16 FY17 FY18 FY19 FY20 FY21 R o cky M oun t a i n C ho c o l a t e F ac t o r y Franchise Stores (domestic stores + domestic kiosks) 201 195 189 183 183 176 158 Company - Owned Stores 4 3 4 5 2 2 2 Cold Stone Creamery Co - branded 68 76 83 87 91 98 96 International License Stores 72 79 94 67 64 61 53 Total Rocky Mountain 345 353 370 342 340 337 309 U - Swirl Franchise Stores (franchised and licensed) 232 202 145 115 96 80 71 Company - Owned Stores (owned and co branded) 10 8 5 5 4 4 3 International License Stores 6 8 2 1 2 2 1 Total U - Swirl 248 218 152 121 102 86 75 Total No. of Stores 593 571 522 463 442 423 384 W ha t M a nag e m e n t d e li v e r e d x Rocky Mountain franchised stores declined from 201 in FY15 to 176 in FY20 x No meaningful change in company owned stores (2 in FY20) x International licensed stores fell from 72 in FY15 to 61 in FY20 x The number of U - Swirl stores fell from 248 in FY15 to 86 in FY20 23

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

Broken Promises – Store Footprint (contd.)

What Management delivered (cont.)

✓ *Declining Factory Utilization due to 20 Quarters of Negative Growth in Store Level Volumes*

Same Store Pounds Purchased From Factory By Franchised and Co-Branded Licensed Stores


3.7%
0.5%
-4.5%
-3.3%
-1.0%
-3.8%
-1.6%
-5.8%
-2.1%
-0.8%
-11.3%
1.3%
-4.2%
-8.7%
-8.6%
-1.2%
-2.2%
-1.9%
1.7%
-5.7%
-5.0%
-3.6%
-5.3%
FY15
FY16
FY17
FY18
FY19
FY20

Same Store Retail Sales at Rocky Mountain Chocolate Factory Locations


3.1%
1.6%
0.9%
-2.9%
1.0%
0.5%
FY15
FY16
FY17
FY18
FY19
FY20

Source: RMCF Filings

24

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

Broken Promises – Factory Margins and Profitability

What Shareholders were Promised...

3Q 2018 Earnings Call
And with the factory operations being upgraded and streamlined, you've put a lot of capital expenditures into that over the last year or two. How much more do you need to invest in operations and when will we start seeing the benefits of those investments?

Bryan J. Merryman (Chief Financial Officer, Chief Operating Officer)
Well, we're behind this year in our capital expenditure investment. We've been, from an operational standpoint, very busy and getting a lot of packaged product out. And we should see a pickup in the fourth quarter in investment in the factory. And then as far as what we need to invest in in the future and the benefits of our investments, I think I'll be in a much better position to talk about that after we're through the fourth quarter and we have our business plans for next year in the next five years put together. So quantifying it going forward, I'm not in a position to really answer that right now, but I think when we do report our year-end numbers, I'll be in a position to give you a more detailed answer to that question.

2Q 2017 Earnings Call

Bryan J. Merryman (Chief Financial Officer, Chief Operating Officer)
We're investing quite a bit in the factory this year, much more than just maintenance CapEx this year to improve our factory, make it more efficient.

2Q 2018 Earnings Call
With your huge operating cash flow, you've spent some of that some additional amounts to – in reinvesting in your company, manufacturing and mail-order operations website. What's the timeline of that spending? When will that spending decline and when will we see the benefits from that spending and where should we, not only when should we see it, but where should we see it?

Bryan J. Merryman (Chief Financial Officer, Chief Operating Officer)
I hope that we see the benefits of last year's spending in our factory in the back half of this year. The first half of this year went as expected. We saw some margin improvements. I think we saw some efficiency improvements.

We've built some inventory more so in the past for the back half of the year and really expect to see some margin expansion in the next six months. So, I think, we'll see that most of the capital that we have allocated to the factory will be spent in the last six months of the year. And most of what was spent in the first part of the year were maintenance CapEx. And so, hopefully, we'll see the benefits of the last two years of spending in the factory in margin improvement next fiscal year.

In terms of mail-order and the efforts we've put there, really not mail-order, Internet. And we are seeing good percentages, up very, very small numbers right now. Most of over 50% of our sales from our Internet site, rmcf.com happened in the month of December. We're going to spend some advertising in this year that we haven't done in the past, and we'll see if we can significantly increase our sales. We have big increases in it now, but the numbers are so small, it's really not worth talking about. So, we hopefully will see that, and I don't know if I answered all of your questions, and if I didn't, go ahead and ask it again.

Source: RMCF earnings call transcripts, FactSet

25

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

Broken Promises – Factory Margins and Profitability (contd.)

What Management delivered
- ✓ *Adj. Factory Gross Margin contracted by 700bps b/w FY15-FY20*
- ✓ *Adj. EBITDA Margin contracted by 220bps b/w FY15-20*

Adj. Factory Gross Margin


30.3%
28.9%
26.3%
26.4%
22.2%
23.3%
14.3%
FY15
FY16
FY17
FY18
FY19
FY20
FY21

Adj. EBITDA Margin


21.7%
20.3%
19.5%
18.7%
15.8%
19.5%
FY15
FY16
FY17
FY18
FY19
FY20

Source: RMCF Filings

26

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

Broken Promises – Factory Margins and Profitability (contd.)

"Enhanced Operating Efficiencies (FY20 10-K)

We seek to improve our profitability by controlling costs and increasing the efficiency of our operations. Efforts in the last several years include: the purchase of additional automated factory equipment, implementation of a comprehensive advanced planning and scheduling system for production scheduling, implementation of alternative manufacturing strategies, installation of enhanced point-of-sale systems in all of our Company-owned stores and the majority of our franchised stores, and implementation of a serial/lot tracking and warehouse management system. These measures have significantly improved our ability to deliver our products to our stores safely, quickly and cost-effectively and positively impact store operations. Many efforts we have taken to improve operating efficiencies have been more than offset by declines in production volume. Production volume decreased approximately 30% from FY2017 to FY2020, the result of a decrease in customers, primarily franchisees. We are hopeful that our strategic agreement with Edible will contribute positively to production volume and help us realize enhanced operating efficiencies through the utilization of excess factory capacity."

Source: RMCF's Annual Report on Form 10-K filed with the SEC on May 27, 2015
RMCF's Annual Report on Form 10-K filed with the SEC on May 29, 2020
RMCF's Annual Report on Form 10-K filed with the SEC on June 01, 2021

27

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

Failure to Develop Online Presence

RMCF has been talking about developing and growing online presence since 3Q2016

4Q 2017 Earnings Call

And I mean are there any metrics that you are using to have long-term goals that are possibly related to compensation, bonuses and so forth. Do you use metrics of any sort other than just indicating you'd like to open more franchise stores. Again, I'm kind of trying to understand where you would want to take the company longer term?

Franklin E. Crail (Chairman & Chief Executive Officer)

Well, we don't – I mean, what we've disclosed is what we disclose, we don't disclose anything else than what we have disclosed in our filings. And you can find metrics on the company in our filings, but of course we'd like to grow our same-store sales, that's important to us, we'd like to see unit growth.

We don't talk about it super specifically. We don't give guidance, and so I'm not sure I can give you the detail that you are looking for in terms of what we disclose and what we're willing to disclose. But we would like to see the company expand internationally, we'd like to see it expand domestically and we'd like to continue to grow our sales, profitability outside of our system. We'd like to see a larger role in sales going forward.

Our franchise system had rmcf.com really until this last year, it was our first year with it. We saw a large increase in sales there. We'd love to continue to grow that and see it grow rapidly at least in terms of percentages, and so that is specifically I can get for you, and that's my answer.

3Q 2016 Earnings Call

And then just going back, you guys talked about certain opportunities, you talked about the Internet, you talked about food, drug, mass. What do you think your biggest opportunity is on the Rocky – of the thing you've listed, what do you think is the one that's kind of most likely be adding to your earnings over the next couple of years?

Bryan J. Merryman (Chief Financial Officer, Chief Operating Officer)

Well, I think that the biggest opportunity for expansion for the company over the next five years is going to be a combination of channels outside of our system of Rocky Mountain Chocolate Factory stores. I think the direct consumer rmcf.com has huge potential, I think specialty retail has a lot of potential. I think food, drug, mass has a lot of potential to really strengthen our brand. And so I see those sales through a variety of channels, really increasing over the next five years.

Is there anything that you can do to become better at shipping out chocolates for gifts during the holiday season like See's is doing?

Before this year, we did not really own the Internet. We'd outsourced the Internet to our franchisees, so that they could use the Internet to drive sales out of their stores. We helped them fulfill in many cases with their Internet sales, but the stores – the Rocky Mountain Chocolate Factory stores didn't really do a lot of sales through the Internet.

And so we've taken that back. Next year, we expect to have a large increase in sales through rmcf.com, and start advertising, and over the next five years I think we can really build that into a much larger business than it is today. So there's a lot of things that we can do and are doing.

Source: RMCF earnings call transcripts, FactSet

28

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

RMCF.com Looks and Feels like an Outdated Website Compared to Partners and Competitors

RMCF.com


–REDEEM YOUR GIFT CARD–
LOOKING FOR
APPLES?
...OR FUDGE, OR BARK, OR BERRIES
CLICK TO FIND YOUR NEAREST STORE!
Your Local Store
Visit Our Store Locator to Find Local Store

Immaculate Confections (RMCF Canadian Franchisee)


ROCKY MTN CHOCOLATE
SOLEIL SELECTION
Handmade chocolates inspired by the Sun curated by our Master Chocolatier.
DOORDASH
Uber Eats
Discover Rocky
More about Rocky Choc

1. RMCF August 30, 2021 Press Release

29

Executive Summary Nee d f or I mme d i a t e C h a n g e S h a r e h o l d e r s ’ P l a n Nominees Best Suited to Effect Change S h a r e h o l d e r C a l l t o A c t i o n Appendix RMCF.com See’s Candies The Website Should be a Platform to tell RMCF's Story and Improve Brand Awareness 30

Executive Summary Nee d f or I mme d i a t e C h a n g e S h a r e h o l d e r s ’ P l a n Nominees Best Suited to Effect Change S h a r e h o l d e r C a l l t o A c t i o n Appendix The Website Omits Strategic Marketing and E - commerce Opportunities for the Holidays RMCF.com Godiva Chocolates 31

Executive Summary Nee d f or I mme d i a t e C h a n g e S h a r e h o l d e r s ’ P l a n Nominees Best Suited to Effect Change S h a r e h o l d e r C a l l t o A c t i o n Appendix The Website Should Enhance Customer Loyalty through a Unique Digital Experience R M C F . c om G hi r a r d e ll i C h oc ola t e C o m pan y Sales S u gg est i o n s Recipes O n l y o ff e r s I n f o r ma t i o n on Store Location 32

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

Current Buying Experience from RMCF.com


Rocky Mountain Chocolate Factory
Corporate Sales
Careers
Shop Chocolates Online
Shop Apples & Fudge


Same-day delivery and FREE in-store pickup available! SHOP NOW edible
Shop
Occasions
Birthday
Gifts Under $50
Same Day Delivery
Fall Flavors
Partner Program
Franchising
NARROW BY PRICE
Under $30
$30 - $49
$50 - $69
$70 - $89
$90 - $199
$200 - $499
$500+
EVERYDAY OCCASIONS
Anniversary
Birthday
Congratulations
Get Well
Gifts For Her
Gifts For Him
Graduation
Just Because
New Baby
Sympathy
Thank You
Rocky Mountain Chocolate Factory
Rocky Mountain Chocolate Factory®
Your Selection: Rocky Mountain Chocolate Factory®
Sort by: Price Low to High Price High to Low
View all
Decadent Chocolate Birthday Trio
Birthday Chocolate Treats
Rocky Mountain Chocolate Factory Decadence Gift Basket
Rocky Mountain Chocolate Sampler
Decadent Chocolate Gift Set
20 Products

Only 20 RMCF products are featured on Edible's website.

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

How RMCF Missed on E-commerce Opportunity

The number of households that purchased chocolate or candy online at least twice last year was up 76%, according to the National Confectioners Association.[1]

GODIVA Chocolatier

E-commerce revenues up 22% in 2021. Since 2019, they are up 77%[1]

See's CANDIES

E-commerce business grew about 70% in total packages shipped last year (2020)

1Q2021, ecommerce up almost 160% over the first quarter of last year[2]

Mondelēz International SNACKING MADE RIGHT

75% E-commerce revenue growth in 2020[3]

Source:
1. Financial Times Article
2. Yahoo! News Article
3. CAGNY 2021 Sustainable Growth Investor Presentation

34

35 N ee d For I mm e dia t e C han g e - P oo r C a p i t a l A ll o c a t i o n

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

Broken Promises – Acquisition of U-Swirl

What Shareholders were Promised...

3Q 2016 Earnings Call
As regards to the frozen yoghurt business, a couple of years ago, you guys were sort of optimistic on the business, but said it was oversaturated and these [ph] are larger (39:38) consolidation. It sounds like not much has changed and you're still talking a couple of years out. Is there a reason, was the optimism in the rest of the business why we would continue to stay in the yoghurt business?

Bryan J. Merryman (Chief Financial Officer, Chief Operating Officer)
Well, I think the yoghurt business is very complementary as it relates to our franchising infrastructure. And, again, I think that we've taken a lot of the cost structure of the yoghurt business and leveraged Rocky Mountain Chocolate Factory's cost structure. I think there is maybe some more of that to do. I think it's – what we have right now is a good business. And, while we're in discussions with some small – other small yoghurt players right now, we've really couldn't get to any kind of valuation where we could expand that through acquisition in a bigger way this year. That may change in the future, but I think what we have left of the yoghurt business is in pretty good shape. And it plugs right into Rocky Mountain Chocolate Factory's franchising infrastructure and it will be a contributor in the future.

3Q 2015 Earnings Call
And on the U-Swirl, could you give us more understanding about your – the growth potential here in the short and medium term, please?

Bryan J. Merryman (Chief Financial Officer, Chief Operating Officer)
Happy to address that, Bill. It really depends on future acquisitions, how fast U-Swirl can grow. We've been through – really we've been through opportunities to acquire most of the larger players in the industry, not all of them, but most of them, and haven't done any recent acquisitions because in the process that was run to sell those companies, the valuations that we believe were appropriate, management and management advisors for those companies thought was too low. And so right now we don't have any immediate plans to do any more acquisitions of a significant nature until we see valuations come down further. So I still think U-SWIRL can be a major consolidator of the frozen yogurt industry, that time is on our side, but we're going to be very patient as it relates to future acquisitions.

Source: RMCF earnings call transcripts, FactSet

36

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

Broken Promises – Acquisition of U-Swirl (contd.)

What Management delivered

- ✓ *51% decline in revenue (2015-2020)*
- ✓ *The number of U-Swirl stores fell from 248 in FY15 to 86 in FY20*
- ✓ *History of declining same store sales*
- ✓ *Segment profit of $0.5M in FY20*

U-Swirl Revenue


$MN
$7.5
$3.7
FY15
FY20

Source: RMCF Filings

Same Store Retail Sales at Frozen Yogurt Franchise Locations


0.0%
-1.4%
-3.0%
-4.3%
-0.5%
1.3%
FY15
FY16
FY17
FY18
FY19
FY20

37

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

Share Repurchases

- *RMCF has not repurchased shares since FY17, while still generating +$4M in Operating Cash Flows (pre-COVID-19)*
- *As of May 31, 2021, approximately $638,000 remains available under the repurchase plan for further stock repurchases*
- *Considering the absence of any significant investment in factory, new stores, or a digital platform, we question the Board's rationale to stop share repurchases?*
- *The Board's suspension of share repurchases, in our opinion, is indicative of lack of trust and confidence in the current strategy*

History of Share Repurchases

Fiscal Year	Shares Repurchased	Avg. Purchase Price (per share)	Amount Spent
2015	246,106	$12.7	$3.13mn
2016	233,302	12.99	3.03
2017	35,108	10.01	0.35
2018	-		-
2019	-		-
2020	-		-
2021	-		-


Average Share Price (FY end)
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
--
$12.41
$12.58
$12.07
$10.30
$11.73
$10.16
$8.99
$4.18
FY'14
FY'15
FY'16
FY'17
FY'18
FY'19
FY'20
FY'21

Source: RMCF Filings

38

39 N ee d For I mm e dia t e C han g e - Failed Partnerships

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

Edible Arrangements Fiasco: The Agreement

Deal Terms:

- RMCF announced on December 23, 2019 that it had entered into a Strategic Alliance with Edible Arrangements with the following components:

Exclusive Supplier Agreement

- RMCF will be Edible Arrangement's exclusive supplier for chocolates, candies and/or other confectionery products for 5 years and auto-renews for an additional 3 years unless written notice is provided by either party
- RMCF granted Edible Arrangements a non-exclusive, worldwide right to market, offer for sale, sell and distribute products through its various channels
- Change in Control – following any change of control at RMCF, *neither party will issue a notice of non-renewal within four additional years following such change of control*

Strategic Alliance Agreement

- Agreement to issue and sell 126,839 shares at a set price for Founder/Owner of Edible Arrangements, Tariq Farid and he would be granted a single board seat once ownership exceeded 5%

Warrant

- RMCF issued a warrant to purchase up to 960,677 shares of stock with a fixed purchase price of $8.76/share, annual vesting of tranches each year, and an expiration six months after the determination of revenue threshold in the fifth contract year
- Subject to acceleration upon change in control

E-commerce Licensing

- RMCF's website will redirect consumers looking to purchase the products covered by the E-Commerce Licensing Agreement to Edible Arrangements' website
- Each party may terminate upon written notice
- *RMCF's website will redirect consumers looking to purchase the products covered by the E-Commerce Licensing Agreement to Edible Arrangements' website, where consumers can then purchase the product*

edible arrangements

"I believe this is truly a historic partnership for the company. In addition, given Edible's world-class e-commerce expertise, we will be able to offer Rocky Mountain products to customers seamlessly nationwide."

"With the strategic alliance with Edible, we have the opportunity to not only significantly increase factory sales of our existing Rocky Mountain products, but also realize meaningful operating efficiencies in our factory.

Our franchisees will also be able to participate in the significant e-commerce opportunity by opting into shipping, delivery or pickup options for online customers."[2]

- Bryan Merryman (CEO and Chairman)



1. RMCF 10-K/A filed June 28, 2021
2. RMCF Press Release dated December 23, 2019

40

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

Edible Arrangements Fiasco: Shareholder Concerns

Change in Messaging

Statements at the Start of the Partnership[1]	Current Statements[2]
[We] will become the exclusive provider of certain branded chocolate products…	*…it is intended that we would become the exclusive provider of certain branded chocolate products…*
…[RMCF] granted to EA…right to market, offer for sale, sell and distribute such products, including through (i) retail stores and (ii) on-line distribution channels such as Internet websites and applications for personal computing devices, as an authorized and independent distributor of such products.	*[RMCF] branded products are intended to be available for purchase both on Edible's website as well as through over 1,000 franchised Edible locations nationwide.*
…license to [Edible] certain rights related to the Company's domain name for purposes of [Edible] selling certain products produced by the Company to end user customers through a dedicated webpage on EA's website…	*…no assurance that the strategic alliance and ecommerce agreements will be deployed into our operations and to our satisfaction*

Share Ownership and Board Rights

- Tariq Farid joined the Board in January of 2020
- Mr. Farid notified RMCF on April 20, 2020 that he would not be purchasing the shares
- As of 2021 Tariq Farid resigned from the board (January)


edible
Godiva Chocolates


edible

- AB Value directors were only granted non-participant observer rights as this deal was being finalized
- The strategic partnership with Edible has not worked out as 'intended'
- The type of exclusivity that RMCF reported to shareholders is clearly not the same exclusivity being executed through the partnership as Edible hosts other chocolate brands on its website
- How was there such a misunderstanding of significant contractual terms?
- What did RMCF gain in exchange for its e-commerce licensing rights?
- How much longer will shareholders be held hostage to a deal that does not optimize RMCF's e-commerce potential?

1. RMCF Current Report on Form 8-K filed with the SEC on December 21, 2019
2. RMCF Annual Report on Form 10-K filed with the SEC on February 28, 2021

41

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

In the Last 20 Years, the Canadian Franchisee has Generated Revenues of $365.6 Million.[1]

(RMCF Canadian Franchisee)

VS

ROCKY MTN CHOCOLATE


ROCKY MTN CHOCOLATE


ROCKY MTN CHOCOLATE

ROCKY MOUNTAIN CHOCOLATE FACTORY


Rocky Mountain Chocolate Factory



1. Immaculate Confections Press Release

42

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

We Believe CEO's Failure to Renegotiate Contract Resulted in a Lawsuit with one of RMCF's Largest and Most Successful Franchisers.

ROCKY MTN CHOCOLATE

Immaculate Confections:

"During FY 2021 the Company initiated formal legal proceedings against Immaculate Confections, the operator of RMCF locations in Canada. In its complaint, the Company is alleging, among other things, that Immaculate Confections has utilized the Company's trademarks and other intellectual property without authority to do so and that Immaculate Confections has been unjustly enriched by their use of the Company's trademarks and intellectual property.

In May 2021, the Company and Immaculate Confections held a formal mediation session. While the mediation is ongoing, the Company believes a likely result of the mediation is that the Company no longer has Rocky Mountain Chocolate Factory branded locations operating in Canada."[1]

Immaculate Confections, operator of the Canadian Rocky Mountain Chocolate Factory franchise network has over 50 corporate and owner-operated retail store locations.[2]


ROCKY MTN CHOCOLATE

1. RMCF Filings
2. Immaculate Confections Press Release

43

44 N ee d For I mm e dia t e C han g e - W e a k C o r p o r a te G o v e r n a n c e

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

The Board has Exhibited Little Regard for Corporate Governance

The legacy of the incumbent Board's approach to Corporate Governance includes:

- The maintenance of poison pill instituted in the late 1990's with an egregious and outdated term of 10 years
- A willingness to deploy extreme measures such as delaying the annual meeting date and requiring a court order to restrict further postponement
- Generally a reactionary approach to governance policy and reform
- No significant board refreshment beyond settlement and strategic partnership agreements
- Questionably Compensation Governance that includes several problematic provisions along with an unwillingness to engage with shareholders in response to low vote support
- Outstanding questions regarding potential conflicts of interest on the Compensation Committee pertaining to negotiations with the newly appointed CEO in 2017

Name		Title/Position	Age	Director Since
	Rahul Mewawalla	Chairman of the Board	42	2021
	Bryan J. Merryman	President, CEO, and CFO	61	1999
	Brett P. Seabert	Director	60	2017
	Jeffrey R. Geygan	Director – CEO and President, Global Value Investment Corp. (GVIC)	60	2021

45

Executive Summary Nee d f or I mme d i a t e C h a n g e S h a r e h o l d e r s ’ P l a n Nominees Best Suited to Effect Change S h a r e h o l d e r C a l l t o A c t i o n Appendix • RMCF has had a poison pill in place since last century 1 • The current poison pill has the following attributes: • Never approved of, nor ratified by, shareholders • Prevents any shareholder other than Farids & Co, Inc. from owning more than 15% of the outstanding stock • Gives Farids & Co, Inc. special treatment to hold up to 20% of the outstanding stock • Expires a decade after it was adopted • We have brought a non - binding proposal to redeem any poison pill previously adopted, and not adopt or extend any poison pill, unless it is submitted to a shareholder vote within 12 months • AB Value first brought this proposal to RMCF’s attention in its 2019 campaign . Since then, it has shared its views on the pill with the Board on several occasions and voted to withhold against RMCF directors, partly due to the pill • Despite shareholder feedback and proxy advisor withhold recommendations on incumbent RMCF directors for the past three years, RMCF continues to make the daily decision to retain the poison pill 2 • RMCF does not even have the courage to put our qualifying and timely submitted pill redemption proposal on its proxy card for shareholders to consider at the 2021 Annual Meeting While claiming to embrace a good - faith dialogue with AB Value, we believe this poison pill demonstrates that the Board is more interested in ensuring that its members are protected than it is in maximizing value by considering shareholders’ suggestions for improvement 1. RMCF originally adopted a ten - year pill on May 18, 1999 , which was later extended for another decade until May 19, 2019. In connection with the reorganization of RMCF in 2015, RMCF adopted a replacement pill on March 1, 2015 (prior to t h e e x p i r a t i o n o f t h e or i g i n a l p i l l ) . 2. Institutional Shareholder Services recommended a withhold on all incumbent director nominees of the Board at the 2018, 2019 a nd 2020 Annual Meetings for maintaining a long - termpoison pill that has not been ratified by shareholders. 3. FactSet: industrypeers include SIC Group/Index constituent companies 4. Eldar, Ofer & Wittry, Michael (2020). Crisis Poison Pills . Fisher College of Business Working Paper Series. S o u r c e : R M C F F i l i n g s RMCF’s Commitment to Improved Corporate Governance - Includes a Poison Pill P o i s o n P il l D a t a : • L e s s th a n 2 % of R uss el l 300 0 c omp a n ie s c u rr e n t l y h a v e su c h a f e a tu r e i n p l a c e a n d j us t o v e r 1 % o f i ndus t r y peers 3 • T h e a v e r a g e du r a t i o n o f p ill s a d o p t e d b e g i nn i n g i n 200 7 i s 3 y e a r s 4 46

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

Delaying an Annual Meeting is Not Representative of Good Corporate Governance

- During our 2019 campaign for change, RMCF went to great lengths to thwart our efforts to deliver change for shareholders
- *RMCF went so far as to defer the annual meeting from an August date to January 9, 2020, nearly 17 months after the previous shareholder meeting held on August 17, 2018*
- On September 20, 2019, a complaint was filed in the Court of Chancery of the State of Delaware alleging that RMCF had unlawfully deferred the Annual Meeting in violation of Section 211(c) of the Delaware General Corporation Law
- On November 4, 2019, the Court of Chancery of the State of Delaware issued its Order of Final Judgment with respect to RMCF's 211(c) Violation requiring that RMCF hold the Annual Meeting on January 9, 2020 and set the Record Date for the Annual Meeting as the close of business on November 22, 2019
- The order further provided that *unless RMCF received prior approval from the Court of Chancery of the State of Delaware, RMCF could not change the date of the Annual Meeting or its applicable Record Date and quorum requirements*

Annual Meeting Dates (February 28 Fiscal Year End)
August 18, 2017
August 17, 2018
January 9, 2020
September 17, 2020
October 6, 2021



Source: AB Value Definitive Proxy filed November 18, 2019

47

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

AB Value's Pressure is Responsible for Recent Governance Changes

May 18, 2019
AB Value delivered Notice of Nomination and submitted a proposal, which called for RMCF to redeem its poison pill unless approved by shareholders within twelve months

May 29, 2019
Rocky Mountain announced it was conducting a process to explore and evaluate strategic alternatives

Aug. 23, 2019
RMCF set date of 2019 Annual Meeting for January 9, 2020

Sept. 9, 2019
AB Value expressed dissatisfaction with the unnecessary delay in holding the 2019 Annual Meeting

Sept. 20, 2019
Complaint filed in the Delaware Court of Chancery alleging RMCF unlawfully deferred the Annual Meeting until January 9, 2020, nearly **seventeen months** after RMCF's last annual meeting

Nov. 9, 2019
The Delaware Court of Chancery ordered RMCF to hold the 2019 Annual Meeting on January 9, 2020. The order further provided that RMCF could not change the date of the 2019 Annual Meeting or its applicable record date without prior Court approval

June 2021
AB Value suggested to the Board that the Chairperson and CEO roles be separated, that a management transition should commence immediately and that legacy directors needed to step down

July 21, 2021
RMCF issued a press release announcing its commitment to separate the Chairperson and CEO roles, and to start a new CEO search process

July 24, 2021
AB Value disclosed to the Board highly inappropriate public statements on social media by Scott Capdevielle

July 26, 2021
RMCF announced Mr. Capdevielle's resignation from the Board effective immediately

Aug. 2, 2021
AB Value issued a press release calling for immediate board and governance changes due to numerous governance concerns

Aug. 9, 2021
RMCF announced that Franklin Crail, co-founder, was retiring from the Board upon appointment of a replacement independent director

Aug. 10, 2021
RMCF announced formation of a special committee of the Board to oversee the process of identifying new independent director candidates and retained a global search firm to identify independent board candidates

Source: RMCF Filings

48

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

History of Refreshment at RMCF


$15
$10
$5
$0
11/1/2018
12/31/2018
6/1/2021
9/13/2021
3-Dec-2018
AB Value makes initial investment in RMCF; Board was comprised of:
Name
Tenure
Franklin Crail (Chair/CEO) 36
Bryan Merryman (COO/CFO) 19
Lee Mortenson 31
Clyde Engle 18
Scott Capdevielle 9
Brett Seabert 1
Average board tenure was 19 years prior to AB Value's involvement
26-Feb-2019
CEO/Chair Franklin Crail retires as President and CEO; Bryan Merryman is named as CEO, President, and Chairman
21-Apr-2019
AB Value attempts to have a constructive dialogue with RMCF regarding adding Andrew Berger and Mary Thompson to the Board
18-May-2019
AB Value delivers nomination notice to RMCF of intent to (i) nominate Mr. Berger and Ms. Thompson to the Board, and (ii) submit a proposal calling for the redemption of the previously issued poison pill, and for no adoption or extension of any new pill without shareholder approval
3-Dec-2019
AB Value and RMCF enter cooperation agreement; AB Value nominees are nominated for the 2019 Annual Meeting in exchange for standstill and voting provisions; nominees were elected at the Jan 9, 2020 annual meeting
Andrew Berger
Mary Thompson
16-June-2021
Standstill expires, AB Value begins discussions with the RMCF regarding changes to Board, management, and strategy; Rahul Mewawalla is appointed to Board the next day
Rahul Mewawalla
28-June-2021
AB Value issues nomination letter notifying RMCF of its intent to (i) nominate five director candidates—the Concerned Shareholder Candidates — and (ii) submit a poison pill redemption proposal at the annual meeting
30-July-2021
Scott Capdevielle resigns from the Board amid allegations of statements that violated RMCF's code of conduct
9-Aug-2021
Franklin Crail announces retirement from the Board upon replacement at the annual meeting
Jeffrey Geygan
12-Aug-2021
Cooperation agreement reached with GVIC, pursuant to which (i) Jeffrey Geygan, CEO and President of GVIC, is appointed to the Board to fill the current vacancy created by Mr. Crail's retirement in exchange for customary standstill, voting and other provisions

Source: RMCF Filings

49

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

Shareholder Voting Results and Director Tenure for the Incumbent Board Members

Past Vote Results

Director	2015	2016	2017	2018	2019	2020
Franklin E. Crail	60.6%	90.0%	91.4%	83.0%	52.3%	52.0%
Lee N. Mortenson	58.5%	81.3%	38.2%	67.1%		
Bryan J. Merryman	59.6%	89.6%	88.6%	80.9%	75.6%	62.3%
Gerald A. Kien	59.6%	90.5%				
Clyde Wm. Engle	57.8%	81.0%	84.8%	67.6%		
Scott G. Capdevielle	59.5%	90.9%	92.1%	82.9%	59.8%	64.2%
Brett P. Seabert			90.8%	82.0%	60.0%	64.1%
Andrew T. Berger					84.7%	76.8%
Mary K. Thompson					84.7%	79.4%
Tariq Farid					88.4%	74.1%
Say on Pay	95.8%	94.8%	94.9%	95.7%	59.9%	50.5%

Shareholders have clearly demonstrated their dissatisfaction with the entrenched members of the Board

Director's Tenure

Name	Title/Position	Age	Director Since	Tenure
Franklin E. Crail	Chairman of the Board, Chief Executive Officer and President	76	1982	36
Bryan J. Merryman	Chief Operating Officer, Chief Financial Officer, Treasurer and Director	57	1999	19
Lee N. Mortenson	Director	82	1987	31
Clyde Wm. Engle	Director	75	2000	18
Scott G. Capdevielle	Director	52	2009	9
Brett P. Seabert	Director	57	2017	1

Average Tenure in 2018 was 19 years prior to AB Value's 2019 campaign

50

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

How has the Compensation Committee Responded to Executive Pay Issues Raised and Resulting Low Shareholder Support?

Proxy Advisor Recommendations			
Proxy Advisor	**FY 2019**	**FY 2020**	**Issues Raised**
GLASS LEWIS	AGAINST	AGAINST	• No performance-based long-term incentives • Supplemental one-off grants awarded outside of the normal incentive program without any reported link to performance • Lack of share ownership requirements
ISS	FOR	AGAINST	• Excessive severance multiple greater than 2.99 x annual salary + 200% target bonus • Single-trigger acceleration of vesting for equity awards • Legacy excise tax gross-ups • Lack of risk mitigators such as a claw back policy and stock ownership guidelines • Poor responsiveness to low shareholder support highlighted by no reported shareholder engagement and no substantive changes

Source: RMCF Filings

Shareholder Support for Say on Pay
(Last 3 Annual Meetings)


95.7%
59.9%
50.5%
8/17/2018
1/9/2020
9/17/2020

Adverse proxy advisor recommendations and rapidly declining shareholder support year-over-year have resulted in:

- *A continued lack of reported shareholder engagement on compensation*
- *No substantive changes in the pay program*

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Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

Executives are Richly Compensated at Shareholders' Expense

- RMCF's equity incentive plan has a *single-trigger* accelerated vesting for changes in control

- *Single-triggers give executives an ability to unilaterally end employment and receive severance*
  - *This places compensation committees at a disadvantage in subsequent compensation negotiations with all officers*

- Mr. Merryman's employment agreement has shockingly favorable terms:
  - Full accelerated vesting of outstanding stock options and restricted stock units[1] upon involuntary termination without *any* change in control
  - Termination in connection with a change in control provides for lucrative severance / other benefits when:
    - Termination is by Mr. Merryman for *any reason*, including *voluntary resignation* and natural expiration of employment agreement
    - Termination by RMCF for "Cause," except if Mr. Merryman commits a felony
    - Termination in connection with any RMCF acquirer's failure to assume Mr. Merryman's employment agreement
  - Following termination in connection with a change in control, Mr. Merryman is entitled to enter into a consulting agreement with RMCF for 6 months which pays Mr. Merryman a fee equal to 50% of his base salary[2]
    - This acts as an extension of severance and benefits

1. RMCF's Form of Employment Agreement contains all of the same terms for its other officers (with the exception of fully vesting restricted stock units upon voluntary termination not in connection with a change in control).
2. If Mr. Merryman refuses, Mr. Merryman must pay RMCF 6 months of his base salary.

Source: RMCF filings

52

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

Poor Compensation Governance Starts at the Top



Brett Seabert
Former Compensation Committee Chair and Member
(Groom)



Bryan Merryman
President and Chief Executive Officer
(Best Man)

Negotiating a new contract with each other in February 2019 when Bryan Merryman was promoted to CEO?

- Brett Seabert was on the Compensation Committee when the Best Man from his 1986 wedding, Bryan Merryman, was negotiating with the Committee on his new pay package
- The potential conflict of interest should have been obvious, but the Board has not addressed any of the following:
  - *Was the Board aware of the extent of the relationship prior to Brett Seabert joining the Board in 2017?*
  - *Was Mr. Seabert involved in the contract negotiations of his former Best Man and if so, to what extent?*
  - *Who was the Chair of the Compensation Committee during those negotiations?*
  - *What precipitated Mr. Seabert's departure from the Compensation Committee and when exactly did that occur?*
- We expect that proper diligence and precautions were exercised by the Committee, but silence on this issue sends the wrong message to shareholders regarding the Board's approach to compensation governance

1. https://www.newspapers.com/clip/52304131/reno-gazette-journal/

53

THE CONCERNED SHAREHOLDERS OF A B V al u e P a r t n e r s , L P & A B V a l u e M a n a g e m e n t LL C B r a d l ey R a d o f f Executive Summary Need for Immediate Change Shareholders' Plan Nominees Best Suited to Effect Change Shareholder Call to Action Appendix 54

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

RMCF Currently Has No Real Plan

RMCF Claims to Shareholders	The Truth
The Company ***accelerated numerous strategic enhancements****, pivoted quickly to focus on transforming our business to best position our Company for future opportunities*	× No details around strategic enhancements × What specific steps has RMCF taken to transform the business? × No disclosure on how RMCF plans to resolve ongoing disagreement with Edible Arrangements which limits its ability to grow online business
Many of our stores have met or exceeded pre-COVID-19 sales levels *and same-store sales at domestic franchise locations continue to increase, compared to the same period pre-COVID-19.*	× Even if FY19 levels are achieved, it still represents significant decline over the years × How much of the recent improvement is due to strong market demand for the segment vs. steps taken by the management. to turnaround the business? × Why doesn't RMCF disclose improved metrics? How many stores have met or exceeded pre-COVID-19 metrics? × Based on the most recent 1Q2022 reported results, there is no real turnaround ➢ 1QFY22 revenue is 10% lower than in 1QFY20 (comparable per-COVID-19) ➢ Adj. Factory Gross Margin were 750bps lower in 1QFY22 vs 1QFY20 ➢ Adj. EBITDA was 40% lower in 1QFY22 vs 1QFY20
Our Board has been focused on bringing world-class strategic, operational and digital expertise to the Board to ***drive future growth****,* ***transformation*** *and* ***innovation****.*	× With the exception of Elisabeth Charles, RMCF's new nominees, including the Chairperson, lack relevant industry experience × RMCF's website still looks and feels dated despite the so called "digital expert" being on the Board for almost 90 days × RMCF has failed to present details of the new plan that will lead to innovation and transformation × What new hires have been made to implement the new plan?

Source: RMCF Filings

55

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

RMCF Currently Has No Real Plan (contd.)

RMCF Claims to Shareholders	The Truth
*Focus on **delivering stockholder value** for all our stockholders driving growth, transformative innovation and focused on consumer delight.*	× Repetitive claim with no supporting evidence × What is the new growth strategy? × What is meant by transformative innovation?
*Addition of new, **highly qualified independent directors**.* • "The Board is pleased to nominate Gabriel Arreaga and Elisabeth B. Charles for election at the Annual Meeting .... bring proven track records of value creation to the Company from major consumer, digital, e-commerce and retail companies."	× Gabriel Arreaga has no prior public or private board experience × How is Gabriel's supply chain experience at Kroger and Mondelez relevant to what RMCF needs? ➢ According to the FY21 Form 10-K, RMCF operates nine trucks and ships a substantial portion of its products from the factory on its own fleet.
*A **rigorous nationwide evaluation process** to identify new independent directors.*	× Russell Reynolds was retained on August 5, 2021 and the Board completed its review and approval of its two candidates before the end of August

Source: RMCF Filings

56

Shareholders’ Plan Executive Summary Need for Immediate Change S h a r e h o l d e r C a l l t o A c t i o n Appendix Nominees Best Suited to Effect Change T h e re is N O R e al I m p r o v e m e n t at RM C F S o u r c e : R M C F F i l i n g s 57 % change 1Q20 1Q21 1Q22 1Q22 vs 1Q20 (pre - Covid) To t a l R eve nu e $8.4 $2.7 $7.6 - 9.9% Adjusted Factory Gross Margin 25.4% (23.4%) 17.9% Retail gross margin 66.3% 50.6% 67.5% - 750bps 120bps Total Adj. Gross Margin 30.8% (17.4%) 24.6% - 620bps I n c o m e f r o m O p e r a t i on s $0.9 ($4.8) $0.6 - 31.7% Adjusted EBITDA $1.8 ($4.0) $1.1 - 39.7% % Margin 21.5% (149.6%) 14.4% - 710bps Net Income $0.7 ($3.7) $0.6 - 18.5%

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

Our Priorities

1. Franchisee Success – Reverse the Long-Term Trend of Closures
- Customer Experience
- Build Out Cost
- Brand Refresh



2. Factory Profitability – End the Long-Term Trend of Declines
- Location of Production
- SKU Count and Profitability Analysis

3. Digital Business – Resolve the Poorly Conducted Edible Arrangement Deal
- RMCF does not control its ability to sell product online



4. Canadian Franchisee
- RMCF must negotiate an optimal outcome for all parties



5. Company Offerings –Improve Positioning with Consumers
- Brand Message
- Packaging
- Competitive Positioning (organic and fair trade chocolates)

6. Best -In-Class Governance Reforms
- New CEO
- ESG

58

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

Our Priorities: Franchise Success – Reverse the Long-Term Trend of Closures

ROCKY MOUNTAIN CHOCOLATE FACTORY







Customer Experience	Build Out Cost	Brand Refresh
• Excite and solidify the best/most profitable stores to better understand what types of experiences are drawing customers in (e.g. Immaculate Confections) • Look at ways to activate new positioning such as chocolate gifting "store pick up" • Leverage digital marketing to create awareness and make it easy for consumers to do curb-side pickup at their local store.	• Utilize data to eliminate unnecessary costs and identify successful trends in stores. • Look at pricing to drive accretive "trade up" opportunities Continual declining sales and profitability trends are alarming and, if not addressed, will further accelerate challenges related to: • The COVID-19 pandemic's continued impact on retail environment • Harder to recruit top-quality owner/operators as well as challenges with finding labor to operate the stores • Fixed over-head absorption – making it even more difficult to invest behind business building activities	• RMCF needs to create a more profitable model • RMCF is not keeping up with competitors with product developing, branding, marketing and brand standards • The brand does not present itself in a fresh and relevant way; it does not have a distinctive proposition to anchor on with consumers

Reverse Historic Trends & Foster Growth

- Since 2015, RMCF's count has gone from 201 to 158, a decline of 21%[1]
- Kilwins Chocolates went from approximately 89 locations to 129 over a similar time period, a 45% increase
- See's Candy saw its business grow over the same time frame
- Chocolate sales grew 4.2% during the pandemic and the chocolate market is expected to surpass $20 billion by 2025[2]

1. RMCF Filings
2. National Confectioners Association (NCA)

59

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

Our Priorities: Factory Profitability – End the Long-Term Trend of Declines


Rocky Mountain Chocolate Factory

Location of Production	SKU Count and Profitability Analysis
We believe the remote location of the factory is one of the underlying causes of the factory's declining profitability • Factory gross profit *declined 44%* or $3.5 million to $4.4 million in FY 2020 from $7.9 million in FY 2015. • During the same period, factory gross profit margin plummeted to *20%* in FY 2020 from *30.3%* in FY 2015. This year Russell Stover moved its Colorado factory to Texas after concluding it was necessary to its business for it to be moved from its current Colorado location. • *"This was a business decision that was required for us to continue to grow and for us to continue to meet changing consumer needs, purchasing decisions and tastes."* —Russell Stover[2]	• As the gross profit margin was declining, and production fell from 2.67 million pounds of chocolate shipped in FY 2015 to 1.93 million pounds of chocolate shipped in FY 2020, the Board more than doubled the number of stock keeping units ("SKUs") from 300 to 700. • At FY 2020, the factory was down to operating at only 36% of capacity (based on management's estimates of 5.3 million pounds per year being produced at full capacity). • From FY2017 to FY2020, production volume decreased approximately 30%. • Despite the poor performance, neither the Board nor management has hired a senior manager or director in charge of manufacturing.

1. RMCF Filings
2. Russell Stover Factory Relocation News Article

60

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

Our Priorities: Factory Profitability – End the Long-Term Trend of Declines (contd.)

"To make those long journeys possible, Rocky Mountain relies on a team of nine drivers, each with dedicated routes, that get product from Durango to their respective stores every two weeks. As if time and distance weren't enough, these trips elicit unique challenges that most other drivers don't have to face."

'While Durango may be an ideal place to live, the scenic town is more than four hours away from the nearest interstate. Making it less than ideal from a manufacturing perspective'

-Greg Pope (Senior VP of Development at RMCF)

"Furthermore, the geography surrounding Durango results in many long, winding roads that require a certain type of driver and special kind of truck to navigate."[1]


3.5 Hour Drive to I-70
Factory Location
265 Turner Drive, Durango, Colorado 81303
4 Hour Drive to I-25
3 Hour Drive to I-40
Denver
Aurora
White River National Forest
COLORADO
Colorado Springs
Gunnison National Forest
Pueblo
Uncompahgre
Cortez
Pagosa Springs
UTE MOUNTAIN RESERVATION
Farmington
NAVAJO NATION OFF-RESERVATION TRUST LAND
NAVAJO NATION
HOPI RESERVATION
Gallup
Albuquerque
Taos
ZUNI RESERVATION
ACOMA PUEBLO
Santa Rosa
Google

1. Volvo Truck's News Story

61

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

Our Priorities: Digital Business – Resolve the Poorly Executed Edible Arrangement Deal

edible arrangements

Resolve Deal

- RMCF does not currently control its own digital sales
- The Board (which did not include AB Value's nominees) and management team did not demand basic protections in the contract between Edible Arrangements and RMCF
- By outsourcing digital sales, RMCF is losing out on valuable customer data and marketing opportunities
- It is vital that RMCF reaches an agreement with Edible Arrangement and regains control over its e-commerce

RMCF.com


Rocky Mountain Chocolate Factory
Corporate Sales
Careers
Shop Chocolates Online
Shop Apples & Fudge


edible
Rocky Mountain Chocolate Factory

62

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

Our Priorities: Canadian Franchisee – Reach Mutually Beneficial Agreement with Immaculate Confections

Resolve Lawsuit

- RMCF has had no contract with its largest franchise group for many years and has been receiving no income from this franchisee over a long period of time.
- This is a direct failure of the current CEO of RMCF.
- If not properly negotiated, RMCF could lose out on millions of dollars
- RMCF's current plan is to formally terminate all remaining contracts between the parties.
- As one of RMCF strongest franchisees, we would seek to reach a mutually beneficial agreement with Immaculate Confections.
- Immaculate Confections is a strategically valuable partner not only from a revenue standpoint but also for its insights into rebranding and marketing the RMCF image


ROCKY MTN CHOCOLATE


ROCKY MTN CHOCOLATE


ROCKY MTN CHOCOLATE

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Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

Our Priorities: Company Offerings – Improve Positioning with Consumers

Need a Universal Brand Image


Rocky Mountain
CHOCOLATE FACTORY

Poor Store Displays



Improve Packaging


GODIVA
sugarfina

Brand Message & Store Presentation

- Focus the brand – anchor on a core brand promise the brand can stand for
- Engage a world-class design agency to refresh the brand and drive consistency
- RMCF's stand alone locations lack consistency amongst each individual store location.
- We believe there is significant opportunity to consolidate the brand into one logo and clearly display the same store signage at each location.
- Improvement in poor display cases and unstocked shelves will improve the overall customer appeal.
- Opportunity to increase presentation of brand mascot, Truffles The Bear
- Opportunity to improve packaging presentation to improve customer appeal (gift boxes & candy apples)
- Seasonal branding and in-store promotions would make customers feel a stronger connection to RMCF, appearing more personal and relatable, more relevant and current; less stale

Competitive Positioning

- RMCF is not keeping up on competitors with product developing, branding, marketing and brand standards.
- Consider positioning against relevant chocolate segments such as gifting as an occasion and better-for-you (BFY)
- **Organic chocolate** today is moving from niche to mainstream - consumers are willing to pay more for **certified products**
- Chocolate formulation - increasing request for a **low-calorie chocolate** without sugar and a **vegan** product formulation without animal derivatives, the latter both a health concern and a climate change concern
- Consumers are increasingly interested in RMCF **sustainability** and **ethical consumption**

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Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

Lack of Product innovation – Understanding Consumer's Chocolate Consumption and Purchasing Preferences will be Key to Long-Term Turnaround

What are Consumers Saying?


Customer Preferences
45%
52%

- ✓ 52% of consumers choose dark chocolate because they believe it's a healthier option.[1]
- ✓ 45% of consumers say they are looking for new types of chocolate products.[2] (Ex: low-calorie, sugar free, organic, vegan, etc...)
- ✓ Market growth is being fueled by an increasing demand and growing popularity of dark and organic chocolates.
- ✓ Customers are willing to pay more for chocolate products with label claims including, organic, fair trade and paleo.
- ✓ Organic is no longer a secondary thought for consumers. Between increased desire for healthy food options, environmental responsibility and widened organic product availability, the consumer shift can no longer go ignored.
- ✓ 4 out of 10 consumers say their chocolate purchases are influenced by Fair Trade/Fair Trade Certified and Non-GMO Project Certified.)



There are numerous opportunities RMCF should be pursuing based off customer trends

Products	Production Practices
• Low/Sugar Free/dark chocolate • Organic/Non-GMO • Vegan	• Sustainably sourced • Fair-trade



1. https://www.foodnavigator-usa.com/Article/2021/06/16/Chocolate-consumption-on-the-rise-survey-finds
2. id

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Shareholders’ Plan S h a r e h o l d e r C a l l t o A c t i o n A pp e nd i x Executive Summary Need for Immediate Change Nominees Best Suited to Effect Change Our Priorities: Best in Class Governance Reforms Reforms • Maintain a board of independent directors who are diverse not only in gender and ethnicity but are also uniquely qualified through their expertise in relevant past experiences • Recruit a CEO with transformation experience • There is no evidence of an ESG strategy at RMCF. • Most domestic public companies are being evaluated and rated on their environmental, social and governance (ESG) performance by various third - party providers of reports and ratings. • Numerous opportunities in the factory, supply chain and values statement to franchisees to promote an ethical and sustainable stance of the brand. 66

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

Our 100-Day Plan


100 Days
Week 1
Week 2
Week 3
Week 4
Week 5
Week 6
Week 7
Week 8
Week 9
Week 10
Week 11
Week 12
Week 13
Week 14
Weeks 1-14: Prioritize Data
Weeks 1-6: CEO Recruitment
Weeks 1-6: Resolve Canadian Franchisee
Weeks 2-8: Resolve Edible Arrangement Deal
Weeks 3-8: Store Level Business Study
Weeks 5-9 Revamp Marketing Strategy
Weeks 7-12: Franchisee Communications
Weeks 8-14: Create Customer Messaging Database
Weeks 5-11: Factory Optimization Study

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THE CONCERNED SHAREHOLDERS OF A B V al u e P a r t n e r s , L P & A B V a l u e M a n a g e m e n t LL C B r a d l ey R a d o f f Executive Summary Need for Immediate Change Shareholders' Plan Nominees Best Suited to Effect Change Shareholder Call to Action Appendix 68

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

RMCF Failures are the Direct Result of a Poorly Constituted Board

	Board Members, Roles, and Key Committees	Professional Experience	Prior Relevant Industry Experience	Key RMCF Competencies: Franchising	Key RMCF Competencies: Confectionery Manufacturing	Key RMCF Competencies: Retail Operator	Prior Public Board Experience
	**Rahul Mewawalla (2021)** • Chairperson of the Board • Committees: Audit, Compensation (Chair), Nominating, Special	Freedom Mortgage, Xponse, yahoo!, NBC Universal, NOKIA, Zenplace	✗	✗	✗	✗	✗
	**Bryan J. Merryman (1999)** • President, CEO, CFO	Super Shops, Deloitte & Touche LLP, Knightsbridge	✗	✓	✗	✗	✗
	**Jeffrey R. Geygan (2021)** • Committees: Audit, Compensation	Wayside, Global, UBS	✗	✗	✗	✗	✓
	**Brett P. Seabert (2017)** • Committees: Audit, Nominating, Special	Tanamera, Caughlin Athletic Club, Deloitte & Touche LLP, B&L Investments	✗	✗	✗	✗	✗
New Nominees							
	**Gabriel Arreaga***	StanleyBlack&Decker, Mondelēz International, Kroger, Unilever	✓	✗	✗	✓	✗
	**Elisabeth B. Charles**	Old Navy, at home, Victoria's Secret, petco, Athleta, R+F	✗	✗	✗	✓	✓

*Mostly supply chain experience, limited known manufacturing experience

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Executive Summary Need for Immediate Change S h a r e h o l d e r s ’ P l a n Nominees Best Suited to Effect Change S h a r e h o l d e r C a l l t o A c t i o n Appendix WORK EXPERIENCE COMPANY YEARS POSITION 1 Chief Executive Officer 2020 – 2021 1 Executive Vice President, Platforms and Technology Businesses and Chief Digital Officer 2020 – 2021 6 C E O a n d P r e s i d e n t 201 4 – 2020 1 Senior Advisor on Innovation 2013 – 2014 2 Global Head of Business Division, Global P&L Leader, Global Vice President 2010 – 2012 2 V i c e P r e s i d e n t 200 8 – 2010 3 Senior Executive 2005 – 2008 5 P r i n c i p a l 200 0 – 2005 3 H e a d o f T e c hn o l o g y a n d P r o du c t 199 6 – 1999 NO PUBLIC BOARD EXPERIENCE Inconsistent Performance: • Average time spent in a role is about 3 years (only 2 years excluding time spent at his startup, Zenplace) • Employment history indicates a lack of commitment and experience navigating long - term strategy • No prior public board experience. No known corporate governance experience • Recent experience with startups appears to have mostly failed Rahul Mewawalla Lacks the Leadership, Skills and Experience RMCF Needs 70

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

Mr. Mewawalla's Recent Experience is Completely Irrelevant to What RMCF Needs

PHUNWARE

- Will join the Board of Phunware, Inc. (Nasdaq: PHUN) effective October 1, 2021
- PHUN is an enterprise software platform for mobile that provides companies the products, solutions, data and services necessary to engage, manage and monetize their mobile application audiences on a global scale.
- PHUN trades at $1 per share
- MRQ (06/30/21):
  Revenue: $1.4M, $2.7M in cash.
- FY 2020 Revenue: $10M and FY 2020 Net Income: ($22.2M)
- Uber is currently suing PHUN for wire fraud, racketeering, transporting fraudulently obtained funds across state lines and common law fraud.[1]

- According to Crunchbase, Xpanse was founded in March 2020
- Xpanse is building OS for the mortgage industry
- 66 employees (LinkedIn)
- Revenue: Unknown

- Freedom Mortgage is a mortgage lender.
- The company is family-founded and operated since 1990

Zenplace

- Zenplace is an online software platform that makes rentals easier for property owners and landlords
- 4 employees (LinkedIn)
- Revenue: Unknown

- Senior Advisor to San Francisco Mayor's Office on Innovation
- Led technology program for development of digital and technology products and services working with startups to drive innovation and help address national priorities
- Role did have revenue responsibility, required long-term strategic planning

Mr. Mewawalla's last decade has been, in our opinion, totally unimpressive and irrelevant to what RMCF needs at the Board level to turn around the business



1. Forbes Magazine News Article

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Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

Global Value Investment Corp.



GVIC's engagement with RMCF

June 8, 2021: Jeffrey R. Geygan, Chief Executive Officer and President of GVIC proposed, among other things (i) to commence a **tender offer to purchase up to 30% of the Company's outstanding** common stock outstanding at a price of $8.30 per share and (ii) for the Board to thereafter appoint certain representatives of GVIC to the Board, which would constitute one less than a majority of the Board

June 22, 2021: GVIC withdrew its tender offer and **expressed continued interest in increasing ownership in the Company**

June 24, 2021: GVIC submitted nomination notice for election of five individuals at the Company's annual meeting. GVIC's nominees included: Jeffrey Geygan, Robert Sarlls, Anthony Gray, Marcelle Rademeyer, and **James Geygan (COO of GVIC)**

GVIC Cooperation Agreement[1]

On August 12, 2021 (the "GVIC Effective Date"), we entered into a cooperation agreement (the "GVIC Cooperation Agreement") with GVIC pertaining to:

Board Appointee:

Pursuant to the GVIC Cooperation Agreement, on the GVIC Effective Date, the **Board appointed Jeffrey R. Geygan** to serve as a member of the Board with a term expiring at the Annual Meeting.

Standstill Agreement:

The Company and GVIC agreed to a "GVIC Standstill Period" commencing on the GVIC Effective Date and **ending on** the date that is the earliest of (i) the failure of the Company to appoint Mr. Geygan to the Board within five business days of the GVIC Effective Date, (ii) the date that is 20 days prior to the beginning of the Company's advance **notice period for the nomination of directors at the 2022 Annual Meeting**, and (iii) a material breach by the Company of its obligations under the GVIC Cooperation Agreement which (if capable of being cured) is not cured within 15 days after receipt by the Company of written notice from GVIC specifying the material breach.

1. RMCF Filings
2. AB Value September 13, 2020 Press Release

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

Why RMCF Nominees are not the right fit

- *Company nominees clearly lack industry experience related to the core business*
- *We question their ability to develop a cohesive turnaround and growth strategy for RMCF*
- *Without proper board oversight, management team might pursue similar strategies that previously failed to create value*

Topics	Focus Area	Rahul Mewawalla	Bryan J. Merryman	Brett P. Seabert	Jeffrey R. Geygan	Gabriel Arreaga
Manufacturing	Improve production efficiency	✘	✘	✘	✘	✘
Franchising	Grow franchisee footprint & improve store level economics	✘	✘	✘	✘	✘
Internet Sales	Enhance online presence	✓	✘	✘	✘	✘
U-Swirl	Evaluate strategic alternatives	✘	✘	✘	✘	✘

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Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

The Clear Choice Before Shareholders

AB Value Nominees		Prior Relevant Experience
Sandra E. Taylor		DE Master Blenders 1753; Sustainable Business International; Starbucks
Rhonda J. Parish		Denny's; Einstein Noah Restaurant Group, Inc.; Walmart; Ruby Tuesday
Mark Riegel		Kraft; Russell Stover; FroDo Baking Company; Ferrara candy company
Andrew T. Berger		così

RMCF Nominees		Prior Relevant Experience
Rahul Mewawalla		✗
Bryan J. Merryman		✗
Brett P. Seabert		✗
Jeffrey R. Geygan		✗
Gabriel Arreaga*		Kroger; Mondelēz International

*Mostly supply chain experience. Limited known manufacturing experience

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Executive Summary Need for Immediate Change S h a r e h o l d e r s ’ P l a n Nominees Best Suited to Effect Change S h a r e h o l d e r C a l l t o A c t i o n Appendix Nominee P r o f e ss i o n a l H i g h li g ht s Academic Skills Sandra Elizabeth Taylor • Sustainable Business International LLC, President, CEO, Founder 2008 – Present • Starbucks Corporation, Senior VP of Corporate Social Responsibility 2003 – 2008 • Eastman Kodak Company, VP and Director of Public Affairs 1996 – 2003 • I CI A m e r i c a s , I n c , V P P ub li c A f f a i r s 198 7 – 1996 • European American Chamber of Commerce, Executive Director 1991 – 1992 • Capella Education Company, Director 2006 – 2011, D.E. Master Blenders, Director 2012 – 2013 • B o s t o n U n i v e r s i t y S c hoo l of Law, Juris Doctor degree • C o l o r a d o W o m e n ’ s College, BA • Bordeaux School of Management, MBA • Corporate Social Responsibility • P ub li c B o a r d Le a d e r s h i p • Executive Leadership (CEO) Rhonda J. Parish • Taylor English fractional general counsel practice group, Partner July 2021 - Present • Ruby Tuesday, Inc., Chief Legal Officer and Secretary 2015 - 2018 • Owner, Operator and franchisor of various restaurants 2015 – 2018 • E i n s t e i n N o a h R e s t a u r a n t G r o up , e x e c u t i v e 201 0 – 2015 • Denny’s Corporation, franchisor and operator 1995 – 2008 • Walmart Stores Inc, Assistant General Counsel 1983 – 1994 • U n i v e r s i t y o f C e n t r a l Arkansas • U n i v e r s i t y o f A r k a n s a s , Law degree • F oo d a n d F r a n c h i s i n g • Executive Leadership (CLO) • B o a r d e x p e r i e n c e Mark Riegel • FroDo Baking Company, LLC, CEO, President January 2021 – Present • Russell Stover Chocolates, VP Marking 2017 – 2020 • Ferrara Candy Company, VP of Iconic Brands 2014 – 2017 • Kraft Foods Group, Management roles, 2007 – 2014 • A r m y O f f i c e r , 200 2 – 2007 • Lindt & Sprungli Senior • K e ll o g g S c hoo l o f Management, MBA • United States Military Academy, BS • Executive Leadership (CEO) • C ho c o l a t e I ndu s t r y • B r a nd i n g a n d M a r k e t i n g Andrew Berger • Currently serves on the Board of Rocky Mountain Chocolate Factory, Inc. • Walker’s Manual, Inc., President 2002 – Present • V a l u e L i n e , I n c . , E qu i t y A n a l y s t , 199 8 – 2002 • AB Value Management LLC, Managing member 2011 – Present • Image Sensing Systems, Director 2015, Executive Chairman 2016, Chairman , CEO, President 2021 • Cosi, Inc, Chief Executive Officer 2017 – Present • M on m ou t h U n i v e r s i t y , B S • P ub li c B o a r d Le a d e r s h i p • Executive Leadership (CEO) • Investment Management • Finance • F oo d a n d F r a n c h i s i n g Our Credentials 75

Executive Summary Need for Immediate Change S h a r e h o l d e r s ’ P l a n Nominees Best Suited to Effect Change S h a r e h o l d e r C a l l t o A c t i o n Appendix Sandra E. Taylor Ms. Taylor is a pioneer in corporate social responsibility and has served as the President and Chief Executive Officer of Sus tainable Business International LLC, an independent consultancy she founded which specializes in environmental sustainability and social responsibility for global businesses, since 2008. • Previously, Ms. Taylor served as Senior Vice President of Corporate Social Responsibility for Starbucks Corporation (NASDAQ: SBUX), the international coffee company and coffeehouse chain, from 2003 to 2008. From 1996 until 2003, Ms. Taylor served as Vice President and Director of Public Affairs for Eastman Kodak Company (NYSE: KODK), a technology company that produces imaging products with its historic basis on photography. She has also held senior leadership positions with a number of other organizations, including as Vice President of Public Affairs for ICI Americas, Inc., a manufacturer and distributor of chemical products, from 1987 to 1996, and as Executive Director of the European American Chamber of Commerce in the United States, from 1991 to 1992; and as Foreign Service Officer – International Economist, US Department of State. • Ms. Taylor’s public company directorship experience includes service on the Board of Directors of Capella Education Company (NASDAQ: CPLA), an education services company, from 2006 to 2011, where she served on the Governance Committee and the Compensation Committee; and D.E. Master Blenders 1753 N.V. (SWX: DEMB), a European coffee and tea company, from 2012 until its sale to Joh. A. Benckiser GmbH in 2013. • Ms. Taylor currently sits on the board of several non - profit organizations, including the Center for International Private Enterprise, since 1998; the Chesapeake Bay Foundation, since 2015; and Island Press since 2017. Ms. Taylor previously served on the Board of the Mead Center – Arena Stage 2012 - 2017; Landesa Rural Development Institute, 2012 – 2018; the Seattle Public Library Foundation, from 2004 to 2008; the Public Affairs Council, from 1997 to 2003; the National Center for Asia - Pacific Economic Cooperation, from 2005 to 2009; the US Chamber of Commerce from 2001 to 2008; and the Women’s Leadership Board of the Kennedy School of Government at Harvard University, from 1998 to 2009. • Ms. Taylor earned a Juris Doctor degree from Boston University School of Law, a Bachelor of Arts in French from Colorado Women’s College and a Masters in Business Administration from the Bordeaux School of Management — Wine MBA Program. The Concerned Shareholders of Rocky Mountain believe Ms. Taylor’s prior experience as a director of numerous public companies and business expertise qualify her to serve as a director of RMCF. 76

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

Rhonda J. Parish



Ms. Parish is a restaurant executive with over thirty years of experience in the retail and restaurant industries.

- Most recently, Ms. Parish has become a Partner in the Taylor English fractional general counsel practice group. Prior to her newest role she was Chief Legal Officer and Secretary at Ruby Tuesday, Inc., owner, operator and franchisor of casual dining restaurants, from March 2015 to February 2018, with leadership responsibilities for the legal, risk management, quality assurance and corporate secretary functions. Along with the Chairman of the Board of Directors, she led Ruby Tuesday through its exploration of strategic alternatives, which resulted in the sale of the company from public to private ownership. Previously, she held executive positions with Einstein Noah Restaurant Group, a bagel shop operator, in Lakewood, CO from 2010 to January 2015, Denny's Corporation (and its predecessor companies), franchisor and operator of franchised full-service restaurant chains, in Spartanburg, SC from 1995 to June 2008 and Walmart Stores, Inc., a retail corporation, in Bentonville, AR from September 1983 to 1994.

- Prior board service has included membership on the United States Chamber of Commerce Board of Directors and the Board of directors of both the Charles Lea Center and the Charles Lea Center Foundation in Spartanburg, SC. Ms. Parish also served on the Board of Directors of the Center for Legal Inclusiveness ("CLI"), a 501(c)(3) dedicated to advancing diversity in the legal profession by actively educating and supporting private and public sector legal organizations in their own individual campaigns to create cultures of inclusion, and was on the CLI Advisory Council.

The Concerned Shareholders of Rocky Mountain believe Ms. Parish's years of experience in the retail and restaurant industries qualify her to serve as a director of RMCF.

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Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

Mark Riegel



Mr. Riegel is a veteran of the confection industry.

- Since 2021, Mr. Riegel has served as the President and CEO of FroDo Baking Company, LLC. FroDo Baking Company is a national manufacturer and distributor of frozen dough products, as well as other baked goods, to leading retailers. At FroDo Baking Company, Mark helps manage a factory of approximately 45 employees (75 during busy seasons).

- Prior to his role as President and CEO of FroDo Baking Company, LLC, Mr. Riegel served as Vice President of Marketing for Russell Stover Chocolates, a supplier of candy and chocolate, from 2017-2020, where he had commercial accountability related to all marketing efforts for an over $500 million organization. In addition, he was selected to attend the Lindt & Sprungli Senior Leadership Program. From January 2014-November 2017, Mr. Riegel served at various roles at Ferrara Candy Company, a sweet snacking company, to include Vice President of Iconic Brands. From 2007-2014, Mr. Riegel served in various management positions with Kraft Foods Group. Mr. Riegel served as an Army Officer from 2002-2007.

- He earned his BS in Engineering at the United States Military Academy and completed an MBA at the Kellogg School of Management.

The Concerned Shareholders of Rocky Mountain believe Mr. Riegel's extensive business experience, especially with confection companies, qualifies him to serve as a director of RMCF.

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Executive Summary Need for Immediate Change S h a r e h o l d e r s ’ P l a n Nominees Best Suited to Effect Change S h a r e h o l d e r C a l l t o A c t i o n Appendix A nd r e w T . B e r g e r Mr. Berger currently serves on the Board of Rocky Mountain Chocolate Factory, Inc. Mr. Berger has served as a member of the Board since his election by RMCF’s shareholders at RMCF’s 2019 annual meeting of shareholders. Pursuant to the Cooperation Agreement, RMCF nominated Mr. Berger for election as a director at the 2019 and 2020 annual meetings of RMCF’s shareholders. • He has two decades of experience in investment analysis, investment management, and business consulting. From March 1998 through January 2002, Mr. Berger served as Equity Analyst for Value Line, Inc. Since February 2002, Mr. Berger has served as President of Walker’s Manual, Inc., an investment publisher that he transformed into a business consulting company whose clients have included public and private companies. Since 2011, Mr. Berger has been the Managing Member of AB Value Management LLC, which serves as the General Partner of AB Value, an investment partnership which focuses on long - term investments in undervalued equities. • Mr. Berger has been a director of Image Sensing Systems, and its successor Autoscope Technologies Corporation, a Nasdaq listed holding company that engages in the development and marketing of video and radar image processing products for use in traffic applications, since October 2015. Mr. Berger was appointed Executive Chairman of the Board of Directors of Image Sensing Systems in June 2016, and has served as Chairman, CEO and President of Autoscope Technologies Corportation (a public company successor to Image Sensing Systems) since his appointment to such positions earlier this year. Mr. Berger previously was the Chair of the Nominating and Corporate Governance Committee and a member of the Audit Committee and Compensation Committee of Image Sensing Systems. • Since May 2017, Mr. Berger has been Chief Executive Officer of Cosi, Inc., a fast - casual restaurant chain that operates over 25 domestic and international company - owned and franchised units. In 2020, Cosi, Inc. filed for Chapter 11 protection under the federal bankruptcy laws, but it has since withdrawn its filing. Mr. Berger has served as a member of the Board since his election by the Company’s shareholders at the Company’s 2019 annual meeting of shareholders. Pursuant to the Cooperation Agreement, the Company nominated Mr. Berger for election as a director at the 2019 and 2020 annual meetings of the Company’s shareholders. He earned a B.S. in Business Administration with a concentration in finance from Monmouth University. The Concerned Shareholders of Rocky Mountain believe that Mr. Berger’s investment management experience and experience within the food and franchising industry qualify him to serve as a director of the Company. • He earned a B.S. in Business Administration with a concentration in finance from Monmouth University. The Concerned Shareholders of Rocky Mountain believe that Mr. Berger’s investment management experience and experience within the food and franchising industry qualify him to serve as a director of RMCF. 79

Executive Summary Need for Immediate Change S h a r e h o l d e r s ’ P l a n Nominees Best Suited to Effect Change S h a r e h o l d e r C a l l t o A c t i o n Appendix Andrew T. Berger’s Track Record at Autoscope (Image Sensing Systems) 80 Source: Factset. Starting date for both the charts above is 30 June 2016 Autoscope’s TSR outperformed Russell 3000 and RMCF since appointment of Mr. Berger as the Executive Chairman in June 2016 [ e nd - Jun e 201 6 t o 1 8 F e b. 202 0 ( p r e - C o v i d ) ] Autoscope’s TSR continued to outperform Russell 3000 and RMCF t h r o ugh C o v i d ( e n d - Jun e 201 6 t o 1 7 S e p te mb e r 2021 )

THE CONCERNED SHAREHOLDERS OF A B V al u e P a r t n e r s , L P & A B V a l u e M a n a g e m e n t LL C B r a d l ey R a d o f f Executive Summary Need for Immediate Change Shareholders' Plan Nominees Best Suited to Effect Change Shareholder Call to Action Appendix 81

Executive Summary | Need for Immediate Change | Shareholders' Plan | Nominees Best Suited to Effect Change | Shareholder Call to Action | Appendix

Conclusion

- *As The Concerned Shareholders of Rocky Mountain Chocolate Factory, we are not just owners of the company's stock – we are genuine believers in the brand and the company's potential to become a leader in the franchising and confectionery manufacturing space*
- *However, RMCF is currently failing across all major indicators and yet the Board remains committed to outdated strategy and legacy practices that have resulted in absolute value destruction*
- *The incumbent Board has a history of complacency and the new chair lacks both prior public board experience as well as any substantive appreciation of corporate governance and oversight – the latter is evidenced by his refusal to include our proposal to eliminate the poison pill on the management proxy card*
- *The Board continues to pursue candidates that lack expertise in RMCF's core competencies of franchising, confectionery manufacturing, and related retail operations in order to obstruct meaningful change*
- *We have the right people and the right strategy*
- *Our plan will focus on resolving franchise closures, improving factory profitability, correcting ecommerce, and repairing key franchisee and strategic partnerships, implementing necessary governance reforms, and addressing current market trends around sustainably sourced and healthier food products*
- *Help us to deliver this necessary immediate change*

Please vote for the Concerned Shareholders of Rocky Mountain Chocolate Factory on the Blue Card

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Vote the Blue Proxy Card

THE CONCERNED SHAREHOLDERS OF ROCKY MOUNTAIN RECOMMEND A VOTE "FOR" THE NOMINEES LISTED IN PROPOSAL 1, "FOR" PROPOSAL 2, "AGAINST" PROPOSAL 3 AND "FOR" PROPOSAL 4

1. THE CONCERNED SHAREHOLDERS OF ROCKY MOUNTAIN'S PROPOSAL TO ELECT DIRECTORS:

		FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL NOMINEES EXCEPT WRITTEN BELOW
Nominees:	**Andrew T. Berger** **Rhonda J. Parish** **Mark Riegel** **Sandra Elizabeth Taylor** **Mary Kennedy Thompson**	[✓]	[ ]	[ ]

2. COMPANY'S PROPOSAL TO RATIFY THE SELECTION OF PLANTE & MORAN PLLC AS THE COMPANY'S REGISTERED PUBLIC ACCOUNTING FIRM:

FOR	AGAINST	ABSTAIN
[✓]	[ ]	[ ]

3. COMPANY'S PROPOSAL TO APPROVE THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS:

FOR	AGAINST	ABSTAIN
[ ]	[✓]	[ ]

4. THE CONCERNED SHAREHOLDERS OF ROCKY MOUNTAIN'S PROPOSAL TO REDEEM PREVIOUSLY ISSUED POISON PILLS AND REQUIRE STOCKHOLDER APPROVAL OF POISON PILLS:

FOR	AGAINST	ABSTAIN
[✓]	[ ]	[ ]

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THE CONCERNED SHAREHOLDERS OF A B V al u e P a r t n e r s , L P & A B V a l u e M a n a g e m e n t LL C B r a d l ey R a d o f f Executive Summary Need for Immediate Change Shareholders' Plan Nominees Best Suited to Effect Change Shareholder Call to Action Appendix 84

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Shareholders Should Question Whether the Board is Approaching Settlement in Bad Faith

- AB Value has always maintained an open and collaborative mindset about a constructive resolution with RMCF
- On July 26, 2021, AB Value was led to believe by RMCF that a heavily negotiated settlement agreement was going before the Board for approval
  - The settlement was not approved, and, instead, RMCF issued a press release[1] right after the Board meeting implementing many of the changes to the Board, management team and governance contemplated by the agreement[2]
- After RMCF formed a Special Committee to manage AB Value's proxy fight, AB Value repeatedly requested engagement to discuss settlement. The Special Committee failed to respond to these requests
- After five weeks, on or around September 4, 2021, the Special Committee, speaking through Jeffrey Geygan, proposed the following settlement terms:
  - RMCF would reimburse "some portion" of AB Value's expenses incurred after June 8, 2021
  - AB Value would be allowed input into the CEO search
  - RMCF would issue a mutually agreed upon press release
  - There would be no Board compositional changes, which was described as a "red-line" for RMCF
  - An off-market standstill that is three annual meetings' long (nearly four years)
  - GVIC, Mr. Geygan's fund, would agree to a cooling-off period after its standstill of less than one year expires, prohibiting Mr. Geygan from making a bid for RMCF or tender offer for RMCF for an undetermined amount of time
- In response, on September 9, 2021, AB Value responded that the "red-lines" drawn by RMCF are not in the best interest of RMCF's shareholders

1 Source: RMCF Press Release, July 21, 2021.
2 Source: AB Value Press Release, August 3, 2021.

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Shareholders Should Question Whether the Board is Approaching Settlement in Bad Faith (cont'd)

- On or around September 13, 2021, the RMCF Board proposed the following framework to the Concerned Shareholders of Rocky Mountain:
  - Mr. Mewawalla's position on RMCF's slate would be replaced by one of the Concerned Shareholders' nominees (excluding Mr. Berger)
  - Mr. Geygan would become Chairperson of the Board
  - Mr. Merryman's Board seat would be transitioned to the new CEO, when he or she is hired
  - A multi-year standstill for the Concerned Shareholders of Rocky Mountain
- On September 16, 2021, the Concerned Shareholders countered RMCF's proposal with the following settlement terms (contemplating that they would designate three out of seven seats – less than a majority of the Board):[1]
  - Mr. Berger would resign immediately
  - David Polonitza (of AB Value) and Mr. Riegel would be appointed to the Board
  - Either Ms. Taylor or Ms. Parish would be appointed to the Board (incumbent Board would choose)
  - Mr. Mewawalla and Mr. Merryman would resign from the Board immediately,
  - Either Mr. Seabert or Arreaga would withdraw their candidacy
  - The shareholder unfriendly poison pill would be removed
  - Customary standstill provisions and voting commitments
- On September 18, 2021, the Special Committee rejected AB Value's proposal with no explanation or counter-proposal [2]

[1] *See* Slide 87.
[2] *See* Slide 88.

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Email from Andrew T. Berger to Jeffrey Geygan and Mary Kennedy Thompson, dated September 16, 2021

From: andrew abvalue.us <andrew@abvalue.us>
Date: Thursday, Sep 16, 2021, 5:33 PM
To: 'Jeff Geygan' <jeff.Geygan@GVI-Corp.com>, Mary Kennedy Thompson - Neighborly (mkennedythom@yahoo.com) <mkennedythom@yahoo.com>
Cc: Gadson, Patrick <pgadson@velaw.com>, Elbaum, Lawrence <lelbaum@velaw.com>, Brad Radoff <brad@fondrenlp.com>
Subject: RMCF Settlement proposal

[EXTERNAL]

Jeff and Mary,

Thanks for taking the time on September 13 to have a discussion with Brad Radoff, a member of the Concerned Shareholders of Rocky Mountain. As I understand, Jeff proposed a settlement including the following terms:

1. Rahul's position on the Company's slate is replaced by one of our new nominees (excluding Andrew);
2. Jeff would become Chairman;
3. Bryan's seat transitions to the new CEO, when he or she is hired; and
4. A Multi-year standstill for the Concerned Shareholders of Rocky Mountain.

Regarding the first item, we agree a substitution for Rahul is a good idea.

Substituting him for any of our candidates would definitely be an improvement. I do not understand why, as a director, who has effected large positive changes at the Company, I would not be your first choice to take his place. Additionally, Jeff called me about a half dozen times this year seeking to form a group with me to run a combined slate for this year's annual meeting. I had no problem putting one of Jeff's independent nominees on my slate, but I refused make him or his son one of my nominees because of the large conflict of interest inherently involved (i.e., a decade of takeover efforts and his recent tender offer this year). Further, just a few weeks ago, Jeff's firm went so far as to engage in negotiations with my firm, AB Value, over a proposed shareholder group's formation. That being understood, I would never put my own interests ahead of all shareholders.

Regarding, the second item, Jeff, GVIC's representative being the Chairman, I do not think that he should be Chairman. Nor do I think that I should be the Chairman, as AB Value's representative. Jeff and I both also hold Chairman roles at other public companies, which may create unpredictable bandwidth issues, particularly right now, where RMCF will need a very active and engaged Chairman during a period of transition. I can speak knowledgeably about Jeff's limited bandwidth from my experience interacting with him.

Point three is clear, simple and we agree with it.

The final element, a multi-year customary standstill and voting agreement is possible. Though, it would appear appropriate for the Company to demand Jeff also sign onto an extended standstill with identical terms.

I have dedicated quite some time to studying this Company and industry. If I need to give up my seat to get this Company into a winning position, then so be it. However, if the Company is going to lose my knowledge and experience inside of the boardroom, then I believe a winning position will be assured with the addition of Mark and one of the Concerned Shareholders of Rocky Mountain's two other new nominees, Sandra or Rhonda and replacing myself with my colleague David Polonitza. And lastly, the shareholder unfriendly poison pill must be terminated. I have been fighting this travesty for over two years now.

To be clear, if you want a settlement with customary standstill and voting commitments that involves me retiring from the Board, then it will require the following:

- Andrew Berger will resign immediately;
- David Polonitza (of AB Value) to be appointed to the Board;
- Rahul will resign immediately and Mary will be appointed the Chairman;
- Sandra or Rhonda to be appointed to the Board;
- Bryan will resign immediately;
- Mark Riegel to be appointed to the Board;
- Either Brett or Gabriel will resign from the Board; and
- The shareholder unfriendly poison pill is removed.

So, assuming the Board structure directly above were acceptable, the new composition of the Board would be:

1) Jeff Geygan;
2) Mary Thompson;
3) Brett Seabert/Gabriel Arreaga;
4) Sandra Taylor/Rhonda Parish;
5) Mark Riegel;
6) David Polonitza (of AB Value); and
7) Elizabeth Charles.

This reconstituted Board would be comprised of directors with balanced and diverse experience, including two representatives of the largest shareholders, and would be in the business of focusing on the Company's business.

Thank you for your consideration and look forward to hearing your decision,

Andrew Berger
Concerned Shareholders of Rocky Mountain

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Email from Jeffrey Geygan to Andrew T. Berger, dated September 18, 2021

From: Jeff Geygan <Jeff.Geygan@GVI-Corp.com>
Sent: Sep 18, 2021 3:19 PM
To: "andrew abvalue.us" <andrew@abvalue.us>
Cc: "Allison, Sonny (Perkins Coie)" <SAllison@perkinscoie.com>; "Prusse, Ned A. (Perkins Coie)" <NPrusse@perkinscoie.com>; "Gadson, Patrick" <pgadson@velaw.com>; "Elbaum, Lawrence" <lelbaum@velaw.com>
Subject: RMCF Special Committee

[EXTERNAL]

Andrew,

The Special Committee of the board met and had a vigorous and full debate over your proposed settlement agreement. The committee concluded it was not in the best interest of shareholders to accept its terms.

The Special Committee welcomes constructive input from all of its shareholders and remains open to consider other reasonable proposals. We thank you for your continued support.

Jeffrey R. Geygan
CEO/President

Global Value Investment Corp
Milwaukee Private Wealth Management
Milwaukee Institutional Asset Management
Global Value Research Company
Global Value Partners

1433 N. Water Street, Suite 549
Milwaukee, WI 53202

(262) 478-0640 **Main**
(262) 478-0650 **Fax**

www.gvi-corp.com

Important / Confidentiality Notice
This message is intended only for the use of the individual or entity to which it is specifically addressed and may contain information that is privileged and/or confidential. If the recipient of this email or fax is not the addressee, such recipient is strictly prohibited from reading, photocopying, distributing or otherwise using this email or fax or its and its contents in any way. If you have received this communication in error, please notify us immediately by telephone or return email or fax and destroy the original message. Thank you.

Data is from sources considered reliable, but we cannot guarantee their accuracy.

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We Thank Mary Thompson for Dedicated Service to RMCF and its Shareholders

- On September 16, 2021, Mary Thompson gave notice to the Board that she was resigning and withdrawing from both RMCF's and the Concerned Shareholders of Rocky Mountain's slates
- We respect Ms. Thompson's prerogative and thank her for dedicated service to the Board
- We believe RMCF is now at a great loss without her skillset and share in her frustration regarding the Parties' inability to arrive at a settlement agreement

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Mary Thompson's Resignation Leaves a Void that the Concerned Shareholders of Rocky Mountain's Nominees Can Fill

- Due to Ms. Thompson's resignation, there are now no independent director candidates on RMCF's slate with highly-relevant franchising experience
- In contrast, the Concerned Shareholders of Rocky Mountain's slate includes two nominees with substantial franchise experience: Mark Riegel and Rhonda Parish, which the Board will be able to leverage in Ms. Thompson's absence
- After Ms. Thompson's resignation, RMCF can no longer claim AB Value has a representative on the Board (even though she was never a representative of AB Value in the first place)

> *"In fact, the Board nominated one of AB Value's nominees, Mary K. Thompson, to its slate of director nominees as well because it believes that Ms. Thompson's experience will be helpful to the Company. This will also ensure that an AB Value nominee maintains representation on the Board."*
>
> --Rahul Mewawalla, Letter to Shareholders, September 9, 2021[1]

[1] Source: DEAN14A filed on Schedule 14A by RMCF with the SEC on September 9, 2021.

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Shareholders Should Question Whether the Board Has Disenfranchised Them By Contracting its Size After Ms. Thompson's Resignation

- On September 19, 2021, after Ms. Thompson's resignation, the Board unilaterally contracted its size by one seat
- The Concerned Shareholders of Rocky Mountain strenuously object to this unilateral contraction by the Board

The Board, which is currently threatened by a loss of Board control, could have waited for the 2021 Annual Meeting and shareholder vote that is nearly two weeks away, so shareholders could determine what to do with the vacancy

- Shareholders should question whether the Board's primary motivation in determining whether to contract the Board's size was to prevent the Concerned Shareholders of Rocky Mountain from winning Board seats
- Unless the Board filled this vacancy with new candidates, shareholders would have filled it with one of the Concerned Shareholders' director candidates

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Mr. Mewawalla Threatened Legal Action Against a Shareholder to Silence Public Dissent

- On September 7, 2021, Chairperson Mewawalla sent Mr. Berger a personal email (copying RMCF's legal counsel) to cease "any and all further unlawful defamation, slander and/or libel with regards to [Mr. Berger's] statements and actions relating to [Mr. Mewawalla]."
- On September 13, 2021, during a settlement discussion, Mr. Mewawalla, while representing RMCF, used the discussion as an opportunity to repeat his legal threats against Mr. Berger
- We believe these allegations are neither rooted in law nor fact, and Mr. Mewawalla has unsurprisingly failed to provide any evidence to support his allegations
- These threats, in our opinion, were made with the purpose of intimidating Mr. Berger—a shareholder– into silence
- A chairperson of a public company should expect that his business activities are subject to fair and open discussion and criticism. The idea of a public company's chairperson threatening a shareholder to silence public dissent is, in the Concerned Shareholders' view, shocking, if not disturbing

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Shareholders Should Ignore the Board's Baseless Attacks on Andrew T. Berger

RMCF Board Distortion:

- Mr. Berger "has failed to offer any ideas or proposals regarding the company's strategy"

In Reality:

- Mr. Berger has proposed the following in RMCF Board meetings and in discussions with RMCF's CEO:
  - Business Strategy (among many other proposals):
    - Adopting a customer loyalty program
    - Divesting RMCF's yogurt business
    - Presented information to the Board related to the Employee Retention Credit in 2021
  - Governance Proposals:
    - Separating the Chairperson and CEO roles
    - Insisting that a management transition commence immediately
    - Insisting that legacy directors step down immediately
    - Removing the shareholder unfriendly poison pill
    - Revealed that Mr. Merryman served as the Best Man at Mr. Seabert's wedding (who was later removed from the compensation committee)
    - Reported Mr. Capedeville's public statements that lacked alignment with RMCF's Code of Conduct and core values (resulting in his resignation from the Board)
    - Publicly questioned Mr. Crail's place on the Board's Compensation Committee (Mr. Crail announced his retirement seven days later)
  - Board Composition:
    - Proposed several director candidates before this year's proxy fight
    - Formally proposed a slate of highly-qualified director candidates
    - Recommended replacements for RMCF's Chairperson

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Shareholders Should Ignore the Board's Baseless Attacks on Andrew Berger (cont'd)

RMCF Board Distortion:

- Mr. Berger's "track record at Cosi, Inc. should give stockholders concern"

In Reality:

- Prior to Mr. Berger's involvement with Cosi Inc. ("Cosi"), Cosi was losing millions of dollars every single year. Today, Cosi's stores are consistently profitable.
- Cosi, like many other restaurant companies, went through a bankruptcy proceeding during the COVID-19 pandemic in 2020.
- In any event, several months after Cosi's public bankruptcy filing, here is what the Board had to say about Mr. Berger's qualifications when **unanimously** recommending that stockholders re-elect him at RMCF's 2020 annual meeting:
  - "We believe that Mr. Berger's investment management experience, specifically experience within the food and franchising industry, qualify him to serve as a director of the Company."[1]
- Shareholders should ask the Board of RMCF why Mr. Berger's experience at Cosi suddenly impact the Board's recommendation of Mr. Berger in 2021. Is it because he is running a proxy fight this year?

[1] Source: Definitive Proxy Statement filed on Schedule 14A by RMCF with the SEC on November 18, 2019.

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Shareholders Should Ignore the Board's Baseless Attacks on Andrew Berger (cont'd)

- RMCF Board Distortion:
  - Mr. Berger "took control over Cosi"

In Reality:

- Mr. Berger never took control over Cosi.
- In fact, in 2016/2017, his investment fund, AB Value, joint ventured with Lloyd Miller's family office to credit bid the debt in Cosi that they owned as part of a court-overseen and creditor-approved Chapter 11 sale and reorganization process.

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Cause and Effect – RMCF Consistently Refuses to Act Unless Agitated by Concerned Shareholder Group Members (Campaign #1)


21-April-19:
AB Value attempts to have a constructive dialogue with RMCF regarding Andrew T. Berger and Mary K. Thompson being added to the Board
29-May-19:
RMCF announces that it is evaluating strategic alternatives
23-Aug-2019:
RMCF announces an annual meeting date of Jan 9, 2020 - more than 13 months following the 2018 annual meeting and thus in violation of Delaware law
23-Oct-2019:
RMCF extends Ms. Thompson an offer to join the Board, but not to Mr. Berger
4-Nov-2019:
Ms. Thompson communicates to Mr. Merryman that she believes greater Board refreshment, including the addition of a fresh and strong stockholder voice, is necessary to enact meaningful change prior to her agreeing to join the Board
26-Feb-19:
Co-founder, CEO and Chairman Franklin E. Crail retires as President and CEO effective immediately; CFO/COO Bryan Merryman is named as CEO, President, and Chairman
9-Sep-19:
AB Value writes a Board letter expressing dissatisfaction with the annual meeting delay and questioning the Board's motives in announcing a strategic review after AB Value had submitted its Nomination Notice and refusing to meet with the AB Value Nominees
18-May-2019
AB Value delivers notice to RMCF of intent to (i) nominate two director candidates, Mr. Berger and Ms. Thompson, for election to the Board, and (ii) submit a proposal calling for the redemption of the previously issued poison pill, and for no adoption or extension of any new pill without a shareholder vote within twelve months
16-Sep-2019:
Mr. Merryman reaches out to Mr. Berger to coordinate interviews with AB Value nominees
3-Dec-2019:
Cooperation agreement is reached whereby RMCF agrees to nominate the AB Value nominees at the 2019 annual meeting in exchange for customary standstill and voting provisions
3-Dec-18:
AB Value makes initial investment in RMCF
30-May-2019:
Mr. Merryman spoke with Mr. Berger and confirmed that AB Value's nomination was a motivating factor in evaluating strategic alternatives
$10
$9
$8
$7
1-Nov-18
1-Dec-18
1-Jan-19
1-Feb-19
1-Mar-19
1-Apr-19
1-May-19
1-Jun-19
1-Jul-19
1-Aug-19
1-Sep-19
1-Oct-19
1-Nov-19
1-Dec-19
1-Jan-20

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Cause and Effect – RMCF Consistently Refuses to Act Unless Agitated by Concerned Shareholder Group Members (Campaign #2)


16-June-21: After expiration of the standstill provisions imposed by the cooperation agreement, AB Value begins discussions with RMCF regarding desired changes to its Board membership, structure, management, and strategy; Rahul Mewawalla is elected to the Board the next day
28-June-21: After discussions failed to lead to changes, AB Value delivered a nomination letter to RMCF notifying of its intent to (i) nominate five highly qualified director candidates and (ii) submit the Poison Pill Redemption Proposal for consideration at the Annual Meeting
2-Aug-21: AB Value issues a release (i) calling for immediate Board and governance changes including splitting CEO/Chair roles, (ii) scrutinizing the changes in the July 21 press release as being made without a formal Board meeting or approval, (iii) raising concerns about the lack of full disclosure regarding Mr. Capdevielle's resignation, and (iv) revealing that CEO Bryan Merryman served as the "best man" in the wedding of director and Compensation Committee Chair Brett Seabert, thus questioning his independence
12-Aug-21: RMCF announces entry into a cooperation agreement with GVIC, pursuant to which (i) Jeffrey R. Geygan, CEO and President of GVIC, was appointed to the Board and (ii) GVIC agreed to customary standstill, voting and other provisions
21-July-21: RMCF issues the July 21 press release announcing leadership and corporate governance changes and committing to "accelerate" further changes
30-July-21: RMCF announces that Board member Scott G. Capdevielle was asked to resign for alleged statements that were inconsistent with RMCF's code of conduct and core values
30-July-21: AB Value also noted calling for Mr. Capdevielle's resignation previously and warned shareholders to be suspicious of the validity of Mr. Seabert's independence, among other things; RMCF announces certain leadership and corporate governance changes including separating the Chair and CEO roles and appointing Mr. Mewawalla as Board Chairman
10-Aug-21: RMCF announces formation of a special committee to oversee the process of identifying new independent director candidates and retains a global search firm
16-Aug-21: RMCF announces engagement of Spencer Stuart to support the CEO search process
30-Aug-21: RMCF files a preliminary proxy statement
$10
$8
$6
$4
1-Jun-21
8-Jun-21
15-Jun-21
22-Jun-21
29-Jun-21
6-Jul-21
13-Jul-21
20-Jul-21
27-Jul-21
3-Aug-21
10-Aug-21
17-Aug-21
24-Aug-21
31-Aug-21
7-Sep-21

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Industry Specific Benchmarks

S&P 500 / Food Beverage & Tobacco -IG (SP501)

Name	Symbol	Mkt Cap ($MN)
S&P 500 / Food Beverage & Tobacco -IG	SP501-SPX	
Consumer Staples		
Beverages		
Coca-Cola Company	KO-US	235,180.80
Monster Beverage Corporation	MNST-US	50,053.77
Molson Coors Beverage Company Class B	TAP-US	9,935.56
Brown-Forman Corporation Class B	BF.B-US	33,292.91
PepsiCo, Inc.	PEP-US	213,026.16
Constellation Brands, Inc. Class A	STZ-US	40,757.58
Food Products		
Kraft Heinz Company	KHC-US	44,714.90
Mondelez International, Inc. Class A	MDLZ-US	85,183.15
Archer-Daniels-Midland Company	ADM-US	34,666.81
Kellogg Company	K-US	21,666.27
Hormel Foods Corporation	HRL-US	22,798.25
Lamb Weston Holdings, Inc.	LW-US	8,934.98
Conagra Brands, Inc.	CAG-US	16,076.78
General Mills, Inc.	GIS-US	35,721.84
Campbell Soup Company	CPB-US	13,088.77
Tyson Foods, Inc. Class A	TSN-US	27,126.74
J.M. Smucker Company	SJM-US	13,328.16
Hershey Company	HSY-US	36,071.39
McCormick & Company, Incorporated	MKC-US	23,057.41
Tobacco		
Altria Group Inc	MO-US	89,640.73
Philip Morris International Inc.	PM-US	158,752.89
Average		57,765.52

Data as of: 17-Sep-2021
Constituents: 21
Source: FactSet

S&P Small Cap 600 / Food Products -IND (SP524)

Name	Symbol	Mkt Cap ($MN)
S&P Small Cap 600 / Food Products -IND	SP524-SPX	
Consumer Staples		
Food Products		
Calavo Growers, Inc.	CVGW-US	720.97
J & J Snack Foods Corp.	JJSF-US	2,938.51
Fresh Del Monte Produce Inc.	FDP-US	1,473.74
Cal-Maine Foods, Inc.	CALM-US	1,737.85
John B. Sanfilippo & Son, Inc.	JBSS-US	935.34
B&G Foods, Inc.	BGS-US	1,944.78
TreeHouse Foods, Inc.	THS-US	2,150.47
Seneca Foods Corporation Class A	SENEA-US	424.11
Simply Good Foods Co	SMPL-US	3,314.95
Average		1,737.86

Data as of: 17-Sep-2021
Constituents: 9

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